Registration Nos. 333-84639
                                                        811-9521

                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549
                             FORM N-1A

                 REGISTRATION STATEMENT UNDER THE
                     SECURITIES ACT OF 1933              X

                  PRE-EFFECTIVE AMENDMENT NO.___        ___

                 POST-EFFECTIVE AMENDMENT NO. 21         X

                              and/or


                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940         X

                        AMENDMENT NO. 24                 X

                 (Check appropriate box or boxes)

                        MANAGERS AMG FUNDS
-------------------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)

            40 Richards Avenue, Norwalk, Connecticut 06854
-------------------------------------------------------------------
              (Address of Principal Executive Offices)

                       Philip H. Newman, Esq.
                  Elizabeth Shea Fries, Esq., P.C.
                        Goodwin Procter LLP
                          Exchange Place
                       Boston, MA 02109-2881
-------------------------------------------------------------------
              (Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration
Statement
-------------------------------------------------------------------
             (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

 X   Immediately upon filing pursuant        ___ On (date) pursuant to
     to paragraph (b)                            paragraph (b)

___  60 days after filing pursuant to        ___ On (date) pursuant to
     paragraph (a)(1)                            paragraph (a)(1)

___  75 days after filing pursuant to        ___ On (date) pursuant to
     (a)(2) of Rule 485                          paragraph (a)(2)
                                                 of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

              [LOGO OMITTED:  MANAGERS AMG FUNDS]

                      RORER LARGE-CAP FUND
                       RORER MID-CAP FUND

                          PROSPECTUS
                      dated March 1, 2003


           THE SECURITIES AND EXCHANGE COMMISSION HAS
           NOT APPROVED OR DISAPPROVED THESE SECURITIES
           OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
           COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
           A CRIMINAL OFFENSE.

                      RORER LARGE-CAP FUND
                       RORER MID-CAP FUND

                       TABLE OF CONTENTS
                       -----------------

                                             PAGE
                                             ----
KEY INFORMATION                                1
 Rorer Large-Cap Fund                          1
 Rorer Mid-Cap Fund                            2

PERFORMANCE SUMMARY                            4

FEES AND EXPENSES OF THE FUNDS                 6
 Fees and Expenses                             6
 Example                                       7

RORER LARGE-CAP FUND                           7
 Objective                                     7
 Principal Investment Strategies               7
 Should You Invest in this Fund?               8

RORER MID-CAP FUND                             9
 Objective                                     9
 Principal Investment Strategies               9
 Should You Invest in this Fund?              10

MANAGERS AMG FUNDS                            11

PAST PERFORMANCE OF OTHER RORER ACCOUNTS      12

FINANCIAL HIGHLIGHTS                          15

YOUR ACCOUNT                                  18
 Minimum Investments in the Funds             18

HOW TO PURCHASE SHARES                        19

DISTRIBUTION PLAN                             20

HOW TO SELL SHARES                            20

INVESTOR SERVICES                             21

OPERATING POLICIES                            21

ACCOUNT STATEMENTS                            22

DIVIDENDS AND DISTRIBUTIONS                   23

TAX INFORMATION                               23

CONTACT INFORMATION                           24


                     KEY INFORMATION
                     ---------------

This Prospectus contains important information for anyone interested in investing in the RORER LARGE-CAP FUND (the
"Large-Cap Fund") and/or the RORER MID-CAP FUND (the "Mid-
Cap Fund" and, together with the Large-Cap Fund, the "Funds"), each a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

-----------------------------------------------------------------------
                    LARGE-CAP FUND
-----------------------------------------------------------------------
                                                        PRINCIPAL
GOAL          PRINCIPAL STRATEGIES                      RISK FACTORS
-----------   ----------------------------------------  ---------------
Long-term     Invests at least 80% of its assets in     Market Risk
capital       companies that, at the time of purchase,  Management Risk
appreciation  have market capitalizations over          Sector Risk
              $7 billion                                Value Stock Risk
                                                          Capitalization
              Primarily invests in common stocks of       Stock Risk
              U.S. large-capitalization companies that
              Rorer believes are trading at below average
              valuations relative to the S&P 500 Index
              and have the potential for favorable
              earnings developments

              Ordinarily invests in high-quality,
              out-of-favor companies that are selected from all sectors of the market based on a bottom-up analysis of each company's fundamentals

-----------------------------------------------------------------------
                       MID-CAP FUND
-----------------------------------------------------------------------
                                                        PRINCIPAL
GOAL          PRINCIPAL STRATEGIES                      RISK FACTORS
-----------   ----------------------------------------  ---------------
Long-term     Invests at least 80% of its assets in     Market Risk
capital       companies that, at the time of purchase,  Management Risk
              appreciation have market capitalizations  Sector Risk
              between $1 billion and the top end of the Value Stock Risk
              capitalization range of the S&P 400       Capitalization
              MidCap Index                                Stock Risk

              Primarily invests in common stocks of U.S.
              mid-capitalization companies that Rorer
              believes are trading at below average
              valuations relative to the S&P 400 and
              have the potential for favorable earnings developments

              Ordinarily invests in high-quality,
              out-of-favor companies that are selected from all sectors of the market based on a bottom-up analysis of each company's fundamentals


All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and under-stand, the risk factors that apply to the Fund in which you are investing. The following is a discussion of the principal risk factors of the Funds.

CAPITALIZATION STOCK RISK
-------------------------
Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Mid-Cap Fund may underperform other stock funds (such as large-company stock funds) when stocks of medium-sized companies are out of favor. Similarly, the Large-Cap Fund may underperform other stock funds (such as a mid-cap or a small-cap fund) when stocks of larger-sized companies are out of favor.

MARKET RISK
-----------
The Funds are subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK
---------------
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives.
The success of a Fund's investment strategy depends significantly on the skill of Rorer Asset Management, LLC
("Rorer") in assessing the potential of the securities in which the Fund invests. Rorer will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

SECTOR RISK
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent either of the Funds have substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

VALUE STOCK RISK
----------------
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

                  PERFORMANCE SUMMARY
                  -------------------

The following bar charts and tables illustrate the risks of investing in each Fund by showing each Fund's annual total return since the Fund's inception on December 19, 2001 and how that performance has varied. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

                 RORER LARGE-CAP FUND
  ANNUAL TOTAL RETURN SINCE INCEPTION ON DECEMBER 19, 2001
  ---------------------------------------------------------

YEAR          ANNUAL TOTAL RETURN
----------    -------------------
  2002              -20.5%


        Best Quarter:    3.7% (4th Quarter 2002)
        Worst Quarter: -16.6% (3rd Quarter 2002)


                 RORER MID-CAP FUND
  ANNUAL TOTAL RETURN SINCE INCEPTION ON DECEMBER 19, 2001
  ---------------------------------------------------------

YEAR          ANNUAL TOTAL RETURN
----------    -------------------
  2002              -13.4%


        Best Quarter:    4.6% (1st Quarter 2002)
        Worst Quarter: -13.4% (3rd Quarter 2002)

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. As always, past performance of a Fund is not an indication of how the Fund will perform in the future.

            AVERAGE ANNUAL TOTAL RETURNS (1)
               (AS OF DECEMBER 31, 2002)
            --------------------------------

LARGE-CAP FUND            1 YEAR       SINCE INCEPTION*
---------------         ---------      ----------------
 Return Before Taxes      -20.5%            -20.0%
 Return After Taxes on
  Distributions           -20.5%            -20.0%
 Return After Taxes on
  Distributions and Sale
  of Fund Shares          -12.6%            -16.0%

S&P 500 INDEX (2)         -22.1%            -21.5%

MID-CAP FUND
------------
 Return Before Taxes      -13.4%            -11.3%
 Return After Taxes on
  Distributions           -13.4%            -11.3%
 Return After Taxes on
  Distributions and Sale
  of Fund Shares           -8.1%             -9.1%

S&P 400 INDEX (2)         -14.5%            -13.0%


* The Funds' inception date was December 19, 2001.

  The S&P 500 Index and the S&P 400 Index are both market-capitalization weighted indices of 500 and 400 U.S. common stocks, respectively.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and actual after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

             FEES AND EXPENSES OF THE FUNDS
             ------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUNDS.

FEES AND EXPENSES
-----------------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 ----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)            None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                  None
Redemption Fee                                       None
Exchange Fee                                         None
Maximum Account Fee                                  None


             ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      LARGE-CAP      MID-CAP
                                      FUND           FUND
                                      ---------      ----------
Management Fee                           0.85%           0.85%
Distribution (12b-1) Fees                0.25%           0.25%
Other Expenses                          23.91%          27.69%
                                      ---------      ----------
Total Annual Fund Operating Expenses    25.01%          28.79%
Fee Waiver and Reimbursement (1)       -23.61%         -27.39%
                                      ---------      ----------
Net Annual Fund Operating Expenses       1.40%           1.40%
                                      =========      ==========

(1) The Managers Funds LLC has contractually agreed through March 1, 2004 to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.40% for each Fund, subject to later reimbursement by each Fund in certain circumstances. See "Managers AMG Funds."

EXAMPLE
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.
The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
                 -------- -------- -------- --------
Large-Cap Fund      $143   $3,360   $6,305   $9,822
Mid-Cap Fund        $143   $3,672   $6,677   $9,770


The Example reflects the impact of each Fund's contractual expense limitations described above and assumes that the expense limitation currently in effect is succeeded on March 1, 2004 by the expense limitation ending March 1, 2013.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                    RORER LARGE-CAP FUND
                    --------------------
OBJECTIVE
---------
The Large-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Large-Cap Fund invests at least 80% of its net assets in U.S. large capitalization companies. This policy will not be changed without providing shareholders 60 days notice. The term "large-capitalization companies" refer to companies that, at the time of purchase, have market capitalizations over $7 billion. The Fund invests primarily in common stocks. Rorer selects stocks that it believes are trading at below average valuations relative to the S&P 500
Composite Stock Price Index (the "S&P 500") and have the potential for favorable earnings developments ("earnings momentum"). Ordinarily, the Large-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

Rorer serves as sub-advisor to the Large-Cap Fund. Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately 75 top investment candidates. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials, competitive positioning, good management and sustainable future growth and earnings momentum. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Large-Cap Fund will hold the stocks of approximately 30 to 40 companies. Ordinarily, the Fund will not invest more than 3% of its assets in any single company (referred to as a "full position"). In addition, ordinarily the Fund will not invest more than 20% of its assets in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 500 or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

If the Large-Cap Fund owns a full position in a stock and its price declines 15% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 500, the stock will be sold. Ordinarily, if the Large-Cap Fund owns less than a full position in a stock and its price declines 15% from the average cost relative to the S&P 500, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or if its fundamentals deteriorate. Also, a stock may be sold to maintain sector, industry, and/or position weighting guidelines.

For temporary defensive purposes, the Large-Cap Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Large-Cap Fund is invested in these instruments, the Large-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?
-------------------------------
This Fund MAY be suitable if you:

  * Are seeking an opportunity for some equity returns in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                   RORER MID-CAP FUND
                   ------------------
OBJECTIVE
---------
The Mid-Cap Fund's investment objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Mid-Cap Fund invests at least 80% of its net assets in U.S. mid-capitalization companies. This policy will not be changed without providing shareholders 60 days notice. The term "mid-capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400
MidCap Index (the "S&P 400"), which was approximately $7.3 billion as of December 31, 2002. The Fund invests primarily in common stocks. Rorer selects stocks that it believes are trading at below average valuations relative to the S&P 400 and have the potential for favorable earnings developments
("earnings momentum"). Ordinarily, the Mid-Cap Fund will invest in high quality, out of favor companies from all sectors of the market based on a bottom-up analysis of each company's fundamentals.

Rorer serves as sub-advisor to the Mid-Cap Fund. Rorer's investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately 75 top investment candidates in the mid-cap market. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials, competitive positioning, good management and sustainable future growth and earnings momentum. Although Rorer's stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Mid-Cap Fund will hold the stocks of approximately 25 to 35 companies. Ordinarily, the Fund will not invest more than 4% of its assets in any single company (referred to as a "full position"). In addition, ordinarily the Fund will not invest more than 20% of its assets in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 400 or 3 full positions. As a risk reducing measure, a company's position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

If the Mid-Cap Fund owns a full position in a stock and its price declines 20% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 400, the stock will be sold. Ordinarily, if the Mid-Cap Fund owns less than a full position in a stock and its price declines
20% from the average cost relative to the S&P 400, the Fund will either buy more shares of the stock or sell the stock.
A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or because of substantial relative price appreciation under the Mid-Cap Fund's maximum market cap restrictions. Stocks are also reviewed for possible sale if fundamentals deteriorate or to maintain sector, industry, and/or position weighting guidelines.

For temporary defensive purposes, the Mid-Cap Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Mid-Cap Fund is invested in these instruments, the Mid-Cap Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?
-------------------------------
This Fund MAY be suitable if you:

  * Are seeking exposure to equity markets

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

                   MANAGERS AMG FUNDS
                   ------------------

Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Rorer Large-Cap Fund and Rorer Mid-Cap Fund are two of the Funds in the Fund family.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk, CT 06854, serves as investment manager to the Funds and is responsible for each Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Rorer, the sub-advisor of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment
Manager, serves as the distributor for each of the Funds.

Rorer has day-to-day responsibility for managing each Fund's portfolio. Rorer, located at 1650 Market Street,
Suite 5100, Philadelphia, PA 19103, is the successor firm to Rorer Asset Management, which was formed in 1978.
Affiliated Managers Group, Inc. indirectly owns a majority interest in Rorer. As of December 31, 2002, Rorer had assets under management of approximately $9.0 billion.

Edward C. Rorer, James G. Hesser and Clifford B. Storms,
Jr. are the portfolio managers for the Large-Cap Fund and the Mid-Cap Fund. Mr. Rorer is the Chairman and Chief
Investment Officer of Rorer and is the founder of the firm. Mr. Hesser is the President and Chief Operating
Officer of, and a portfolio manager for, Rorer, positions that he has held since 1992. Mr. Storms is the Executive
Vice President and Director of Research of, and a portfolio manager for, Rorer, positions that he has held since 1990.
A team of senior analysts works closely with the Investment
Committee in evaluating and selecting stocks for each Fund.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment
Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, through March 1, 2004, to waive fees and pay or reimburse each Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.40% of the Fund's average daily net assets.
Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.40% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

      PAST PERFORMANCE OF OTHER RORER ACCOUNTS
      ----------------------------------------

The table below sets forth the investment performance for the periods indicated of discretionary, commission accounts (the "Accounts") managed by Rorer with investment objectives, policies and strategies substantially similar to those of the Large-Cap Fund (the "Large-Cap Composite") and those of the Mid-Cap Fund (the "Mid-Cap Composite"). The Large-Cap Composite excludes accounts of less than $100,000. For periods prior to April 1, 1999, the Mid-Cap Composite includes discretionary wrap accounts. Each Composite represents an asset-weighted composite of the internal rates of return for all such accounts during each period indicated and has been adjusted to give effect on a quarterly basis to fees and expenses in the amount of 1.40%, which is the expense ratio of each Fund, net of contractual waivers and reimbursements. The chart illustrates how the performance of the Large-Cap Composite and the Mid-Cap Composite has varied over the past ten years and five years, respectively, assuming that all dividend and capital gain distributions have been reinvested. The Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which may have adversely affected performance. The performance shown below is not the performance of either Fund (which is shown elsewhere in the Prospectus), is not indicative of either Fund's future performance and is calculated in accordance with industry standards for separate accounts not in the manner required for mutual funds by the SEC. The table compares the Large-Cap Composite's performance to the S&P 500 and the Mid-Cap Composite to the S&P 400. Although used as a benchmark, the performance of the S&P 500 and the

S&P 400 may not be comparable to the Large-Cap Composite and the Mid-Cap Composite, respectively, because, unlike the performance of each Composite, the performance of the S&P 500 and the S&P 400 has not been adjusted for any fees or expenses.


                      Large-Cap	    S&P 500      Mid-Cap        S&P 400
                      Composite     Index        Composite      Index
                      ----------    ---------    ----------     --------
Quarterly Return
----------------
March 31, 2002	         2.44%	      0.27%         6.09%         6.72%
June 30, 2002          -11.40%      -13.40%        -6.01%        -9.31%
September 30, 2002     -17.32%      -17.28%       -15.71%       -16.55%
December 31, 2002        4.43%        8.44%         0.67%         5.83%
Total Annual Return
  (2002)               -21.86%      -22.10%       -15.54%       -14.52%

Quarterly Return
----------------
March 31, 2001         -13.56%      -11.86%        -4.68%       -10.77%
June 30, 2001            2.23%        5.85%         1.52%        13.16%
September 30, 2001     -11.34%      -14.68%       -12.04%       -16.57%
December 31, 2001        5.35%       10.69%        10.20%        17.99%
Total Annual Return
  (2001)               -17.64%      -11.89%        -6.30%        -0.61%

Quarterly Return
----------------
March 31, 2000           8.55%        2.29%         9.86%        12.69%
June 30, 2000            1.12%       -2.66%         6.74%        -3.30%
September 30, 2000       4.60%       -0.97%         8.49%        12.15%
December 31, 2000       -6.36%       -7.82%         4.21%        -3.85%
Total Annual Return
  (2000)                 7.50%       -9.10%        32.60%        17.51%

Quarterly Return
----------------
March 31, 1999           1.23%        4.98%        -9.29%        -6.38%
June 30, 1999            3.19%        7.05%        13.09%        14.16%
September 30, 1999      -4.07%       -6.24%        -6.35%        -8.40%
December 31, 1999       12.63%       14.88%        12.75%        17.19%
Total Annual Return
  (1999)                12.90%       21.04%         8.30%        14.72%

Quarterly Return
----------------
March 31, 1998          13.93%       13.95%        11.97%        11.01%
June 30, 1998            2.28%        3.30%        -4.11%        -2.14%
September 30, 1998      -8.43%       -9.95%       -18.73%       -14.47%
December 31, 1998       19.41%       21.30%        18.39%        28.19%
Total Annual Return
  (1998)                27.40%       28.58%         3.30%        19.12%



                      Large-Cap	    S&P 500      Mid-Cap        S&P 400
                      Composite     Index        Composite      Index
                      ----------    ---------    ----------     --------
Quarterly Return
----------------
March 31, 1997           -0.94%        2.68%        3.40%        -1.49%
June 30, 1997            11.60%       17.46%       16.15%        14.70%
September 30, 1997       10.99%        7.49%        9.76%        16.08%
December 31, 1997         3.11%        2.87%       -1.30%         0.83%
Total Annual Return
  (1997)                 26.50%       33.36%       30.10%        32.25%

Quarterly Return
----------------
March 31, 1996            7.59%        5.37%        6.03%         6.16%
June 30, 1996             0.63%        4.49%        3.52%         2.88%
September 30, 1996        4.44%        3.09%        4.97%         2.91%
December 31, 1996         5.08%        8.34%        1.37%         6.06%
Total Annual Return
  (1996)                 18.80%       22.96%       16.80%        19.20%

Quarterly Return
----------------
March 31, 1995           11.68%        9.74%
June 30, 1995             5.16%        9.55%
September 30, 1995        9.94%        7.95%
December 31, 1995         6.90%        6.02%
Total Annual Return
  (1995)                 38.00%       37.58%

Quarterly Return
----------------
March 31, 1994           -1.33%       -3.79%
June 30, 1994            -0.68%        0.42%
September 30, 1994        3.53%        4.98%
December 31, 1994        -2.54%       -0.02%
Total Annual Return
  (1994)                 -1.10%        1.32%

Quarterly Return
----------------
March 31, 1993            5.32%        4.37%
June 30, 1993            -0.05%        0.49%
September 30, 1993        3.96%        2.58%
December 31, 1993         5.63%        2.32%
Total Annual Return
  (1993)                 15.60%       10.08%

Average Annual Total Return (as of December 31, 2002):
------------------------------------------------------
1 Year                  -21.86%      -22.10%        -15.54%      -14.52%
3 Years                 -11.51%      -14.55%          1.71%       -0.05%
5 Years                   0.01%       -0.59%          3.53%        6.41%
10 Years                  9.13%        9.34%           n/a        11.96%


                 FINANCIAL HIGHLIGHTS
                 --------------------

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in either the Large-Cap Fund or Mid-Cap Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds' Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

----------------------------------------------------------------------------
RORER LARGE-CAP FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal period* ended October 31, 2002
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
                                                             --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.00 (a)
Net realized and unrealized loss on investments                (1.86)
                                                             --------
Total from investment operations                               (1.86)
                                                             --------
NET ASSET VALUE, END OF PERIOD                                 $8.14
                                                             ========
----------------------------------------------------------------------------
Total Return (b)                                              (18.60)% (c)
----------------------------------------------------------------------------
Ratio of net expenses to average net assets                     1.40% (d)

Ratio of net investment income to average net assets            0.06% (d)

Portfolio turnover                                                36% (c)

Net assets at end of period (000's omitted)                      $421
----------------------------------------------------------------------------
Expense Offsets (e)
-------------------
Ratio of total expenses to average net assets                  25.01% (d)

Ratio of net investment loss to average net assets            (23.55)% (d)
----------------------------------------------------------------------------
* Commencement of operations was December 19, 2001.
(a) Rounds to less than $0.00.
(b) Total return and net investment income would have been lower had certain expenses not been reduced.
(c) Not Annualized.
(d) Annualized.
(e) Ratio information assuming no reduction of Fund expenses.


----------------------------------------------------------------------------
RORER MID-CAP FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal period* ended October 31, 2002
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
                                                                -------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                             (0.02)
 Net realized and unrealized loss on investments                 (0.72)
                                                                -------
Total from investment operations                                 (0.74)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                   $9.26
                                                                =======
----------------------------------------------------------------------------
Total Return (a)                                                 (7.40)% (b)
----------------------------------------------------------------------------
Ratio of net expenses to average net assets                       1.40%  (c)

Ratio of net investment loss to average net assets               (0.25)% (c)

Portfolio turnover                                                   58% (b)

Net assets at end of period (000's omitted)                         $286
----------------------------------------------------------------------------
Expense Offsets (d)
-------------------
Ratio of total expenses to average net assets                    28.79%  (c)
Ratio of net investment loss to average net assets              (27.64)% (c)
----------------------------------------------------------------------------
* Commencement of operations was December 19, 2001.
(a) Total return and net investment income would have been lower had certain expenses not been reduced.
(b) Not Annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.


                     YOUR ACCOUNT
                     ------------

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds family of funds or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE (NAV) PER SHARE next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the
"NYSE") is open for trading. Each Fund's NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares out-standing.

Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.
Each Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS
--------------------------------
Cash investments in the Funds must be in U.S. Dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the applicable Fund or the Custodian bank will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                     INITIAL       ADDITIONAL
                     INVESTMENT    INVESTMENT
                     ------------  ------------
Regular accounts        $5,000        $1,000
Traditional IRA          5,000         1,000
Roth IRA                 5,000         1,000


The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

                  HOW TO PURCHASE SHARES
                  ----------------------

                   Initial Purchase             Additional Purchases
---------------------------------------------------------------------------
Through your
Investment Advisor Contact your investment      Send any additional
                   advisor or other investment  monies to your
                   professional.                investment professional
                                                at the address appearing
                                                on your account statement.
---------------------------------------------------------------------------
All Shareholders:
-----------------
By Mail            Complete the account         Write a letter of instruc-
                   application.  Mail the       tion and a check
                   application and a check      payable to Managers
                   payable to Managers AMG      AMG Funds to:
                   Funds to:

                     Managers AMG Funds           Managers AMG Funds
                     c/o Boston Financial         c/o Boston Financial
                     Data Services, Inc.          Data Services, Inc.
                     P.O. Box 8517                P.O. Box 8517
                     Boston, MA 02266-8517        Boston, MA 02266-8517

                                                Include your account #
                                                and Fund name on your
                                                check
---------------------------------------------------------------------------
By Telephone       Not Available                If your account has
                                                already been established,
                                                call the Transfer
                                                Agent at (800) 252-0682.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------
By Internet        Not Available                If your account has
                                                already been established,
                                                see our website
                                                at managersamg.com.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

BY WIRE: Please call and notify the Fund at (800) 252-0682.
Then instruct your bank to wire the money to State Street
Bank and Trust Company, Boston, MA 02101; ABA #011000028;
BFN Managers AMG Funds A/C 9905-472-8, FBO Share-holder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                   DISTRIBUTION PLAN
                   -----------------

The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of each Fund's average daily net assets. Because fees for the marketing of each Fund's shares are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in such Fund and may cost more than other types of sales charges.

                  HOW TO SELL SHARES
                  ------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer
Agent receives your order. Each Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New
York Time.

                            INSTRUCTIONS
------------------------------------------------------------------------------
Through your Investment
Advisor                     Contact your investment advisor or other
                            investment professional.
------------------------------------------------------------------------------
All Shareholders:
                            By Mail Write a letter of instruction containing:
                              * the name of the Fund
                              * dollar amount or number of shares to be sold
                              * your name
                              * your account number
                              * signatures of all owners on account

                            Mail letter to:
                            Managers AMG Funds
                            c/o Boston Financial Data Services, Inc.
                            P.O. Box 8517
                            Boston, MA 02266-8517
------------------------------------------------------------------------------
By Telephone                If you elected telephone redemption
                            privileges on your account application, call us
                            at (800) 252-0682.
------------------------------------------------------------------------------
By Internet See our website at www.managersamg.com
------------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

                   INVESTOR SERVICES
                   -----------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

AUTOMATIC INVESTMENTS allows you to make automatic deductions from a designated bank account.

SYSTEMATIC WITHDRAWALS allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit. The Funds have an Exchange
Privilege which allows you to exchange your shares of the Funds for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege.
You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The
Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

                    OPERATING POLICIES
                    ------------------

A Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds are series of a "Massachusetts Business Trust."
The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses. The Funds reserve the right to:

  * redeem an account if the value of the account falls below
    $5,000 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days
    (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

  * refuse a purchase order for any reason;

  * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion); and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                    ACCOUNT STATEMENTS
                    ------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account, whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

                DIVIDENDS AND DISTRIBUTIONS
                ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                    TAX INFORMATION
                    ---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who;

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

           [GRAPHIC OMITTED:  MANAGERS AMG FUNDS]

                RORER LARGE-CAP FUND
                 RORER MID-CAP FUND

INVESTMENT MANAGER
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Rorer Asset Management, LLC
1650 Market Street, Suite 5100
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325

CUSTODIAN
---------
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

    [THIS PAGE INTENTIONALLY LEFT BLANK]

ADDITIONAL INFORMATION
----------------------
Additional information about each Fund and its investments is available in the Statement of Additional Information and the Annual and Semi-Annual Reports for the Funds, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:       1-800-835-3879

By Mail:            Managers AMG Funds
                    40 Richards Avenue
                    Norwalk, CT 06854

On the Internet:    Electronic copies are available on our
                    website at www.managersamg.com

In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information is on file with the Securities and Exchange Commission. Each
Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail ad-dress: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington,
D.C. 20549-0102. Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room.
Call 202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

                   MANAGERS AMG FUNDS
                  RORER LARGE-CAP FUND
                   RORER MID-CAP FUND
                  --------------------
         STATEMENT OF ADDITIONAL INFORMATION

                  DATED March 1, 2003

You can obtain a free copy of the Prospectus of the Rorer
Large-Cap Fund (the "Large-Cap Fund") and the
Rorer Mid-Cap Fund (the "Mid-Cap Fund") (each a "Fund" and, collectively the "Funds") by calling (800) 835-
3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds' Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended
October 31, 2002 are included in the Funds' Annual
Report for the fiscal year ended October 31, 2002 are incorporated into this Statement of Additional
Information by reference. The Annual Report is available without charge by calling Managers AMG Funds at (800) 635-3479.

                    TABLE OF CONTENTS
                    -----------------

                                                    PAGE
                                                    ----
GENERAL INFORMATION                                   1

ADDITIONAL INVESTMENT POLICIES                        1
 Investment Techniques and Associated Risks           1
 Diversification Requirements for the Funds           2
 Fundamental Investment Restrictions                  2
 Portfolio Turnover                                   4

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST           4
 Trustees' Compensation                               8

CONTROL PERSONS AND PRINCIPAL HOLDERS
  OF SECURITIES                                       8
 Control Persons                                      8
 Management Ownership                                 9

MANAGEMENT OF THE FUND                                9
 Investment Manager and Sub-Advisor                   9
 Compensation of Investment Manager and
   Sub-Advisor by the Fund                           10
 Fee Waivers and Expense Limitations                 10
 Investment Management and Sub-Advisory Agreements   10
 Reimbursement Agreement                             12
 Code of Ethics                                      12
 Distribution Arrangements                           12
 Custodian                                           13
 Transfer Agent                                      13
 Independent Public Accountants                      13

BROKERAGE ALLOCATION AND OTHER PRACTICES             14

PURCHASE, REDEMPTION AND PRICING OF SHARES           14
 Purchasing Shares                                   14
 Redeeming Shares                                    15
 Exchange of Shares                                  16
 Net Asset Value                                     16
 Dividends and Distributions                         17
 Distribution Plan                                   17

CERTAIN TAX MATTERS                                  17
 Federal Income Taxation of Funds-in General         20
 Taxation of the Funds'                              20
 Federal Income Taxation of Shareholders             20
 Foreign Shareholders                                20
 State and Local Taxes                               20
 Other Taxation                                      20

PERFORMANCE DATA                                     21
 Total Return                                        21
 Performance Comparisons                             23
 Massachusetts Business Trust                        23
 Description of Shares                               24
 Additional Information                              25

                             (i)

                    GENERAL INFORMATION
                    -------------------

This Statement of Additional Information relates only to the Rorer Large-Cap Fund and the Rorer Mid-Cap
Fund. Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the
"Trust"). The Trust was organized on June 18, 1999.

This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.
The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds. See "Management of the Funds."

ADDITIONAL INVESTMENT POLICIES
------------------------------
The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. Both Funds are diversified, open-end management investment companies.

LARGE-CAP FUND - LARGE-CAPITALIZATION COMPANIES
-----------------------------------------------
Under normal circumstances, the Large-Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of the Fund's purchase, have market capitalizations of at least $7 billion. This policy may not be changed without providing shareholders 60 days notice.

MID-CAP FUND - MID-CAPITALIZATION COMPANIES
-------------------------------------------
Under normal circumstances, the Mid-Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of the Fund's purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400 MidCap Index. This policy may not be changed without providing shareholders 60 days notice.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Funds. Also see
"Quality and Diversification Requirements of the Funds."

(1) COMMON STOCKS. The Funds may invest in common stocks.
Common stocks are securities that represent a unit of ownership in a corporation. The Funds' transactions in common stock represent "long" transactions where the Funds own the securities being sold, or will own the securities being purchased.

(2) CASH EQUIVALENTS. The Funds may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Funds may invest in commercial paper.
Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine months. Eurodollar commercial paper refers to promissory notes payable in U.S.
dollars by European issuers.

Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3) REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price.
The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment
Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4) SECURITIES LENDING. The Funds may lend their portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash in a variety of money market and other short-term instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS
------------------------------------------
Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a)
67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual
Reports with the Securities and Exchange Commission
("SEC").

PORTFOLIO TURNOVER
------------------
Generally, the Funds purchase securities for investment purposes and not for short-term trading profits.
However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant
Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S.
Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the period December 19, 2001 (commencement of operations) through October 31, 2002, the portfolio turnover rate for the Large-Cap Fund was 36%. For the period December 19, 2001 (commencement of operations) through October 31, 2002, the portfolio turnover rate for the Mid-Cap Fund was 58%.

     BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
     -------------------------------------------

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards
Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

INDEPENDENT TRUSTEES
--------------------
The following Trustees are not "interested persons" of the Trust within the meaning of the 1940 Act:

                   POSITION(S) HELD                            NUMBER OF FUNDS OTHER
                   WITH FUND AND       PRINCIPAL               IN FUND COMPLEX DIRECTORSHIPS
NAME AND DATE OF   LENGTH OF TIME      OCCUPATIONS DURING      OVERSEEN BY     HELD BY TRUSTEE
BIRTH              SERVED              PAST 5 YEARS            TRUSTEE*
----------------   ------------------  -------------------     --------------- ---------------
Jack W. Aber       Trustee since 1999  Professor of Finance,          22       Director of
DOB: 9/9/37                            Boston University School                Appleton
                                       of Management (1972-                    Growth Fund
                                       Present)                                (1 portfolio)

                                                                               Director of Third
                                                                               Avenue Trust
                                                                               (4 portfolios)

William E.         Trustee since 1999  President and Owner,           22       Director of Third
Chapman, II                            Longboat Retirement                     Avenue Trust
DOB: 9/23/41                           Planning Solutions (1998-               (4 portfolios)
                                       Present); Hewitt
                                       Associates, LLC (part time)
                                       (provider of Retirement and
                                       Investment Education
                                       Seminars); President,
                                       Retirement Plans Group,
                                       Kemper Funds (1990-1998)


                   POSITION(S) HELD                            NUMBER OF FUNDS OTHER
                   WITH FUND AND       PRINCIPAL               IN FUND COMPLEX DIRECTORSHIPS
NAME AND DATE OF   LENGTH OF TIME      OCCUPATIONS DURING      OVERSEEN BY     HELD BY TRUSTEE
BIRTH              SERVED              PAST 5 YEARS            TRUSTEE*
----------------   ------------------  -------------------     --------------- ---------------
Edward J. Kaier    Trustee since 1999  Partner, Hepburn Willcox       22       Director of Third
DOB: 9/23/45                           Hamilton & Putnam (1977-                Avenue Trust
                                       Present)                                (4 portfolios)


Eric Rakowski      Trustee since 1999  Professor, University of       22       Director of Third
DOB: 6/5/58                            California at Berkeley                  Avenue Trust
                                       School of Law (1990-                    (4 portfolios)
                                       Present); Visiting                      Director of Third
                                       Professor, Harvard Law                  Avenue Variable Series
                                       School (1998-1999)                      Trust (1 portfolio)


* The fund complex consists of Managers AMG Funds, The
Managers Funds, Managers Trust I and Managers Trust II.


INTERESTED TRUSTEES (1)
-----------------------

The following Trustees are "interested persons" of the Trust within the meaning of the 1940 Act:

                   POSITION(S) HELD                            NUMBER OF FUNDS OTHER
                   WITH FUND AND       PRINCIPAL               IN FUND COMPLEX DIRECTORSHIPS
NAME AND DATE OF   LENGTH OF TIME      OCCUPATIONS DURING      OVERSEEN BY     HELD BY TRUSTEE/
BIRTH              SERVED              PAST 5 YEARS            TRUSTEE*        OFFICER
----------------   ------------------  -------------------     --------------- ---------------
Sean M. Healey     Trustee since 1999  President and Chief            22            None
DOB: 5/9/61                            Operating Officer,
                                       Affiliated Managers
                                       Group, Inc. (1999-Present);
                                       Director, Affiliated Managers
                                       Group, Inc. (2001-Present);
                                       Executive Vice President,
                                       Affiliated Managers Group,
                                       Inc. (1995-1999); Vice
                                       President, Goldman, Sachs &
                                       Company (1987-1995)

Peter M. Lebovitz  Trustee since 2002  President and Chief Executive  22            None
DOB: 1/18/55       President since     Officer, The Managers Funds
                   1999                LLC (1999-Present);
                                       President, Managers
                                       Distributors, Inc. (2000-
                                       Present); Director of
                                       Marketing, The Managers
                                       Funds, LP (1994-1999);
                                       Director of Marketing,
                                       Hyperion Capital
                                       Management, Inc. (1993-
                                       1994); Senior Vice President,
                                       Greenwich Asset Mgmt., Inc.
                                       (1989-1993)


(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers
Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers
Distributors, Inc.

* The fund complex consists of Managers AMG Funds, The Managers
Funds, Managers Trust I and Managers Trust II.

OFFICERS
--------

NAME AND DATE             POSITION(S) HELD WITH FUND       PRINCIPAL OCCUPATIONS DURING
OF BIRTH                  AND LENGTH OF TIME SERVED        PAST 5 YEARS
---------------------     ----------------------------     ----------------------------
John Kingston, III        Secretary since 1999             Senior Vice President and General
DOB: 10/23/65                                              Counsel, (2002-Present), Affiliated
                                                           Managers Group, Inc.; Executive
                                                           Vice President and Associate
                                                           General Counsel, Affiliated Managers
                                                           Group, Inc. (1999-2002); Director
                                                           and Secretary, Managers Distributors,
                                                           Inc. (2000-Present); General Counsel,
                                                           Morgan Stanley Dean Witter Investment
                                                           Management, Inc. (1998-1999);
                                                           Associate, Ropes and Gray (1994-1998)

Donald S. Rumery          Treasurer since 1999             Director, Finance and Planning, The
DOB: 5/29/58                                               Managers Funds LLC, (1994-Present);
                                                           Treasurer and Chief Financial Officer,
                                                           Managers Distributors, Inc.
                                                           (2000-Present); Treasurer & Secretary,
                                                           The Managers Funds; Secretary and
                                                           Treasurer of Managers Trust I and
                                                           Treasurer of Managers AMG Funds

Galan G. Daukas           Chief Financial Officer          Chief Operating Officer, The Managers
DOB: 10/24/63               since 2002                     Funds LLC, Managers Trust I and Managers
                                                           Trust II (2002-Present); Chief
                                                           Operating Officer and Chairman of the
                                                           Management Committee, Harbor Capital
                                                           Management Co., Inc. (2000-2002);
                                                           Chief Operating Officer, Fleet
                                                           Investment Advisors (1992-2000)

TRUSTEE SHARE OWNERSHIP
-----------------------

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY TRUSTEE IN
                           DOLLAR RANGE OF EQUITY        FAMILY OF INVESTMENT COMPANIES*
                           SECURITIES IN THE FUNDS       BENEFICIALLY OWNED AS OF DECEMBER
                           BENEFICIALLY OWNED AS OF      31, 2002
                           DECEMBER 31, 2002
INDEPENDENT TRUSTEES:
---------------------      -------------------------     --------------------------------------
Jack W. Aber                        None                           $10,001 to $50,000
William E. Chapman II          $10,001 to $50,000                    Over $100,000
Edward J. Kaier                     None                             Over $100,000
Eric Rakowski                       None                           $50,001 to $100,000

INTERESTED TRUSTEES:
-------------------
Sean M. Healy                       None                           $50,001 to $100,000
Peter M. Lebovitz                   None                             Over $100,000


* The Managers Funds family of funds consists of Managers
AMG Funds, The Managers Funds, Managers Trust I and
Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION
----------------------

COMPENSATION TABLE:

                             Aggregate               Total Compensation
Name of                      Compensation from the   from the Fund Complex
Trustee                      Funds (a)               Paid to Trustees (b)
------------------------     ---------------------   ---------------------
Independent Trustees:
---------------------
Jack W. Aber                         $62                    $31,500
William E. Chapman, II               $62                    $31,500
Edward J. Kaier                      $62                    $31,500
Eric Rakowski                        $62                    $31,000

Interested Trustees:
--------------------
Peter M. Lebovitz                   None                      None
Sean M. Healey                      None                      None


(a) Compensation is calculated for the Funds' fiscal year ended October 31, 2002. The Funds do not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation to be paid during the 12-month period ending October 31, 2002 for services as Trustees of Managers AMG Funds, The
    Managers Funds, Managers Trust I and Managers
    Trust II.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     ---------------------------------------------------

CONTROL PERSONS
---------------
As of January 31, 2003, Bear Stearns Securities Corp., a corporation organized under the laws of Delaware and located at 1 Metrotech Center North, Brooklyn, NY,
"controlled" (within the meaning of the 1940 Act) the Large-Cap Fund. Rorer Asset Management LLC, a limited liability company organized under the laws of Delaware and located at One Liberty Place, Suite 5100, Philadelphia
PA, "controlled" (within the meaning of the 1940 Act) the Mid-Cap Fund. Affiliated Managers Group, Inc. ("AMG") indirectly owns a majority interest in Rorer. An entity or person which "controls" a particular Fund could have effective voting control over that Fund.

PRINCIPAL HOLDERS
-----------------
As of January 31, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Large-Cap Fund:

NAME AND ADDRESS                         PERCENTAGE OWNERSHIP
------------------------------           --------------------
Bear Stearns Securities Corp.(1)                  40%
1 Metrotech Center North
Brooklyn, NY 11201-3870

Rorer Asset Management LLC (2)                    20%
One Liberty Place, Suite 5100
Philadelphia, PA 19103-7301


(1) Broker-dealer omnibus account-holder holding shares on behalf of its customers.

(2) Rorer Asset Management LLC is the beneficial as well as the record owner of its shares.

The Trust did not know of any person in addition to Rorer
Asset Management LLC who, as of January 31, 2003, beneficially owned 5% or more of the Fund's shares.

As of January 31, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Mid-Cap Fund:

NAME AND ADDRESS                          PERCENTAGE OWNERSHIP
---------------------------------         --------------------
Rorer Asset Management LLC (1)                     43%
One Liberty Place, Suite 5100
Philadelphia, PA 19103-7301

Janney Montgomery Scott LLC                        23%
1801 Market Street
Philadelphia, PA 19103-1628

Sterling Trust Company                             12%
870 Westminster
Providence, RI 02902-0001

National Financial Services Corp.                   7%
200 Liberty Street
New York, NY 10008-3751


(1) Rorer Asset Management LLC is the beneficial as well as the record owner of its shares.

The Trust did not know of any person in addition to Rorer
Asset Management LLC who, as of January 31,
2003, beneficially owned 5% or more of the Fund's shares.

MANAGEMENT OWNERSHIP
--------------------
As of January 31, 2003, one Trustee, William E. Chapman, beneficially owned 1.64% of the outstanding shares of the Large-Cap Fund.

As of January 31, 2003, one Trustee, William E. Chapman, beneficially owned 3.04% of the outstanding shares of the Mid-Cap Fund.

                MANAGEMENT OF THE FUND
                ----------------------

INVESTMENT MANAGER AND SUB-ADVISOR
----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The
Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds. The Managers Funds
LLC is a subsidiary of AMG, and AMG serves as the Managing
Member of the LLC. AMG is located at 600 Hale
Street, Prides Crossing, Massachusetts 01965.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors.
As part of its services to the Funds under an investment management agreement with the Trust dated October 19, 2000, as amended by subsequent Letter Agreements (the
"Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment
Manager is used to pay the advisory fees of Rorer Asset
Management, LLC, the sub-advisor which manages the assets of each Fund (the "Sub-Advisor" or "Rorer"). The
Investment Manager receives no additional compensation from the Funds for its administration services. Rorer was selected by the Investment Manager, subject to the review.

and approval of the Trustees. Rorer is the successor firm to Rorer Asset Management which was formed in 1978.
AMG indirectly owns a majority interest in Rorer. As of December 31, 2002, Rorer's assets under management totaled approximately $9.0 billion. Rorer's address is 1650
Market Street, Suite 5100, Philadelphia, PA 19103.

The Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Advisor provides to the Funds are limited to asset management and related record keeping services. The Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISOR BY THE
FUND
---------------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Investment
Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the sub-advisory agreement, the Investment Manager has agreed to pay the Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of the Funds.

For the period December 19, 2001 (commencement of operations) through October 31, 2002, no fee was paid under the Investment Management Agreement with respect to the Large-Cap Fund and the Mid-Cap Fund. If the Investment
Manager had not agreed to waive all or a portion of its fee in connection with a contractual agreement to limit each of the Fund's total operating expenses to 1.40% of average daily net asset during the periods, the fee under that agreement would have been $1,862 and $1,609, respectively.

FEE WAIVERS AND EXPENSE LIMITATIONS
-----------------------------------
The Investment Manager has contractually agreed, through March 1, 2004, to limit total annual operating expenses for the Large-Cap Fund and the Mid-Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.40%, respectively, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund's performance more competitive as compared to similar funds.

In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Shareholders will be notified of any change in the management fees of a Fund on or about the time that such fees or expenses become effective.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------
The Managers Funds LLC serves as investment manager to the Funds under the Investment Management Agreement. The
Investment Management Agreement permits the Investment
Manager to from time to time engage one or more sub-advisers to assist in the performance of its services.
Pursuant to the Investment Management Agreement, the
Investment Manager has entered into a sub-advisory agreement with Rorer, dated December 5, 2001 (the "Sub-
Advisory Agreement").

The Investment Management Agreement and the Sub-Advisory
Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The
Investment Management Agreement and the Sub-Advisory
Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory
Agreement) by the Sub-Advisor on not more than 60 days' written notice to the other party and to the Funds. The
Investment Management Agreement and the Sub-Advisory
Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

  * developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund's investment objectives and policies as set forth in the Trust's current Registration Statement;

  * providing research and analysis relative to the investment program and investments of the Funds;

  * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

  * making changes on behalf of the Trust in the investments of the Funds.

Under the Sub-Advisory Agreement, Rorer is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and Administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Funds pay all expenses not borne by their Investment
Manager or Sub-Advisor including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-
Advisor or their affiliates, other than affiliated registered investment companies.

The Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Advisor to acquire for the Funds a position in any investment which any of the Sub-Advisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Advisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Sub-
Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Funds. However, the

Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY
AGREEMENTS
--------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the
"Independent Trustees"), have approved the Investment
Management Agreement with the Investment Manager and the Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor with respect to the Funds. The
Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the proposed Investment Management and Sub-Advisory
Agreements for the Funds, the Trustees reviewed a variety of materials relating to each Fund, the Investment
Manager and the Sub-Advisor, including fee and expense information about the Funds and other similar mutual funds. The Trustees reviewed information provided by the Sub-Advisor relating to its financial conditions, operations, personnel, investment philosophy and investment strategies and techniques as well as the performance of the Sub-Advisor in managing other accounts with investment strategies similar to those of the Funds. The Trustees also reviewed the compliance capabilities of the Investment
Manager and the Sub-Advisor, including their personal trading policies and procedures.

In addition, the Trustees considered the Investment
Manager's performance of similar duties for other series of the Trust. During the review process, representatives of the Investment Manager and the Sub-Advisor provided an oral presentation to the Trustees and answered questions concerning these and related matters. In approving the agreements, the Trustees considered, among other things, the manner in which the proposed new Funds would complement the array of products currently being offered by the Trust and the manner in which responsibility for advisory, administrative and distribution activities would be allocated between the Investment Manager and the Sub-
Advisor. In addition, the Trustees considered the shared commitments of the Investment Manager and the Sub-Advisor to maintain expense limitations for the Fund.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Sub-
Advisor's personnel are well qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (C) the Investment Manager and Sub-Advisor maintain appropriate compliance programs; (D) the performance of other accounts managed by the Sub-Advisor with investment strategies similar to those of the Funds is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and (E) each Fund's advisory expenses are expected to be reasonable in relation to those of similar funds and to the services provided by the Manager and the Sub-
Advisor.

After considering these and other factors, the Trustees concluded that approval of the Investment Management and Sub-Advisory Agreements would be in the interests of each Fund and its shareholders.

REIMBURSEMENT AGREEMENT
-----------------------
Under the Investment Management Agreement, the Investment
Manager provides a variety of administrative services to the Funds and, under the distribution agreement between MDI and the Funds, MDI provides a variety of distribution related services to the Funds. MDI receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

CODE OF ETHICS
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The
Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and the Sub-Advisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment

Manager, the Distributor or the Sub-Advisor, respectively.
In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor or the Sub-Advisor may invest in securities, including securities that may be purchased or held by the Funds.

DISTRIBUTION ARRANGEMENTS
-------------------------
MDI acts as the distributor in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation. Pursuant to the distribution agreement and the Funds' "Plan of Distribution
Pursuant to Rule 12b-1" (the "Distribution Plan"), the
Trust pays a fee in the amount of 0.25% of the average daily net assets of each Fund for the services of the Distributor.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The
Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN
---------
The Bank of New York ("BNY" or the "Custodian"), 100 Church
Street, New York New York, is the Custodian for the Funds.
The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Funds' default under the contract.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the "Transfer Agent") for the Funds.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, reviews each of the Fund's federal and state income tax returns and may provide other audit, tax, and related services.

        BROKERAGE ALLOCATION AND OTHER PRACTICES
        ----------------------------------------

The Sub-Advisory Agreement provides that the Sub-Advisor place all orders for the purchase and sale of securities which are held in each Fund's portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934, as amended), provided by the broker.
The Sub-Advisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction.
The Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by each Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best execution, the Sub-Advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Advisor.

The fees of the Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services.
Generally, the Sub-Advisor does not provide any services to the Funds except portfolio investment management and related record-keeping services.

During the period December 19, 2001 (commencement of operations) to October 31, 2002, the Large-Cap
Fund paid brokerage commissions of $637. During the period
December 19, 2001 (commencement of operations) to
October 31, 2002, the Mid-Cap Fund paid brokerage commissions of $3,614.

        PURCHASE, REDEMPTION AND PRICING OF SHARES
        ------------------------------------------

PURCHASING SHARES
-----------------
Investors may open accounts with the Funds through their financial planners or investment professionals, or through the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer
Agent. Certain processing organizations may receive compensation from the Trust's Investment Manager and/or the Sub-Advisor.

Purchase orders received by the Funds before the close of business of the New York Stock Exchange (usually 4:00 p.m.
New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S.
funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restricting such as minimum investment amounts. The 15-day holding period for redemptions would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer
Agent.

REDEEMING SHARES
----------------
Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange
(the "NYSE") (usually 4:00 p.m. New York Time) on any
Business Day will receive the net asset value next determined at the close of trading on that Business Day.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer
Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund's shares in the account falls below $5,000 due to redemptions. Whether the Funds will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC.
If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared.
This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading on the NYSE is restricted by the SEC, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES
------------------
An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II.
Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers
Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
---------------
The Funds compute their net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of regular trading of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value of each Fund is equal to the value of that Fund (assets minus liabilities) divided by the number of Fund shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Funds declare and pay dividends and distributions as described in the Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN
-----------------
The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan"). Under the
Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the Board of Trustees has authorized payments to Managers Distributors, Inc. equal to 0.25% of the daily net assets on an annual basis of each Fund.

                      CERTAIN TAX MATTERS
                      -------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United
States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF
AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND
APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX
LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR
OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A
SUBSTITUTE FOR CAREFUL TAX PLANNING.

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL
-------------------------------------------
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement.
To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS
----------------------------------
ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal
income tax purposes, debt securities purchased by a
Fund may be treated as having original issue discount.
Original issue discount represents interest for federal
income tax purposes and can generally be defined as the
excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned
by a Fund, whether or not any income is actually received,
and therefore is subject to the distribution requirements
of the Code.   Generally, the amount of original issue discount
is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

OPTIONS AND FUTURES TRANSACTIONS. Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies;
(ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. Certain of a
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.
The foregoing discussion is a general summary of certain of the current federal income tax laws regarding each Fund and investors in the shares.

FEDERAL INCOME TAXATION OF SHAREHOLDERS
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by each Fund to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such six month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on qualified 5-year property were enacted by the Taxpayer
Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including mutual funds) held more than 5 years. For individuals and trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S.
tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United
States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS
Form W8-BEN or W8-IMY as appropriate is provided.
Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES
-------------
Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least
16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

TAX-EXEMPT INVESTORS
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt
Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES
---------------------
Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

OTHER TAXATION
--------------
Each Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter
M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                      PERFORMANCE DATA
                      ----------------
From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's current Prospectus.

AVERAGE ANNUAL TOTAL RETURN
---------------------------
The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T      = average annual total return
n      = number of years
ERV    = ending redeemable value of the hypothetical $1,000
         payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

AFTER TAX RETURNS
-----------------
Average Annual Total Return (after taxes on distributions).
Each Fund may also advertise average annual total return
(after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence.
Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                      P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T       = average annual total return (after taxes on
          distributions)
n       = number of years
ATVD    = ending value of a hypothetical $1,000 payment made
          at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain).
The taxable
amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return
(after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                      P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T      = average annual total return (after taxes on
         distributions and redemption)
n      = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions).
Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return
(after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

PERFORMANCE COMPARISONS
-----------------------
The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc.,
("Morningstar"). Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.
Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the S&P 500 Index, the S&P MidCap 400
Index, the Dow Jones Industrial Average, the Russell 3000
Index, the Russell 1000 Index, the Russell 3000 Value
Index, the Russell 1000 Value Index, the S&P 500/Barra
Value Index and the S&P MidCap 400/Barra Value Index.

MASSACHUSETTS BUSINESS TRUST
----------------------------
The Funds are series of a "Massachusetts Business Trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation.
However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES
---------------------
The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares
($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share.
Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts
Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office.
The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request.
If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of eight series of the Trust. The
Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION
----------------------
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The
Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                    FINANCIAL STATEMENTS
                    --------------------

The Funds' audited Financial Statements and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Accountants by PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report for the fiscal year ended October 31, 2002, filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Funds' 2002 Annual Report and reports is available without charge by calling Managers AMG Funds at (800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.

                          Date of Annual Report; Date of Filing
Funds                     Of Annual Report; Accession Number
--------------------      --------------------------------------
Rorer Large-Cap Fund and
Rorer Mid-Cap Fund        10/31/2002; 12/30/2002; 0001089951-02-
                          000055

          [LOGO OMITTED:  MANAGERS AMG FUNDS]

             ESSEX AGGRESSIVE GROWTH FUND

                     Investor Class
                  Institutional Class

                      PROSPECTUS
                  dated March 1, 2003

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                   TABLE OF CONTENTS

                                               Page
                                               ----
KEY INFORMATION                                  1
 Summary of the Goal, Principal Strategies and
 Principal Risk Factors of the Fund              1

PERFORMANCE SUMMARY                              3

FEES AND EXPENSES OF THE FUND                    4
 Fees and Expenses                               4
 Example                                         5

ESSEX AGGRESSIVE GROWTH FUND                     6
 Objective                                       6
 Principal Investment Strategies                 6
 Should You Invest in this Fund?                 6

MANAGERS AMG FUNDS                               7

FINANCIAL HIGHLIGHTS                             8

YOUR ACCOUNT                                    11
 Minimum Investments in the Fund                11

HOW TO PURCHASE SHARES                          13

DISTRIBUTION PLAN                               14

HOW TO SELL SHARES                              14

INVESTOR SERVICES                               15

OPERATING POLICIES                              16

ACCOUNT STATEMENTS                              17

DIVIDENDS AND DISTRIBUTIONS                     17

TAX INFORMATION                                 18

CONTACT INFORMATION                             19


                     KEY INFORMATION
                     ---------------

This Prospectus contains important information for anyone interested in investing in Investor Class or Institutional
Class shares of the ESSEX AGGRESSIVE GROWTH FUND (the "Fund")
, a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOAL, PRINCIPAL STRATEGIES AND PRINCIPAL RISK
FACTORS OF THE FUND.

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

                                                    PRINCIPAL
GOAL         PRINCIPAL STRATEGIES                   RISK FACTORS
------------ -------------------------------------- ------------
Long-term    Invests primarily in the common stock  Market Risk
capital      securities of U.S. companies with the  Management
appreciation potential for long-term growth.          Risk
                                                    Growth Stock
             Invests primarily in companies with      Risk
             market capitalizations of between      Small and Mid-
             $500 million and $20 billion, although   Capitalization
             it may invest in companies of any size.  Stock Risk
                                                    Sector Risk
             Focuses on industries with above average
             growth prospects then seeks to identify
             companies in those industries with strong
             revenue and/or earnings growth potential.

             Ordinarily invests in 50 to 60 companies from pre-selected sectors of the market;
             currently focuses on the specialty retail, technology, health care, financial services, energy services, and basic industries sectors.


All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

MARKET RISK
-----------
The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments are also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK
---------------
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund's investment strategy depends significantly on the skill of Essex Investment Management Company, LLC ("Essex") in assessing the potential of the securities in which the Fund invests. Essex will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK
-----------------
Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

SMALL AND MID-CAPITALIZATION STOCK RISK
---------------------------------------
Small and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Fund may underperform other stock funds (such as large-company stock funds) when stocks of small and medium-sized companies are out of favor.

SECTOR RISK
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

                      PERFORMANCE SUMMARY
                      -------------------

The following bar chart and table illustrate the risks of investing in the Fund by showing the Fund's year-by-year total returns and how the performance has varied from year to year and by comparing the Fund's performance to that of a broadly based securities market index. The bar chart and table assume that all dividend and capital gain distributions have been reinvested for both the Fund and the applicable index. Past performance does not guarantee future results. The performance information is net of all fee waivers and expense reimbursements during the applicable period. In the absence of such waivers and reimbursements, the Fund's total return would have been lower.

              ANNUAL TOTAL RETURNS SINCE INCEPTION*
                        (INVESTOR CLASS)

Year                   Annual Total Return
----------             -------------------
  2000                       -4.3%
  2001                      -32.0%
  2002                      -27.7%


        Best Quarter:   17.3% (1st Quarter 2000)
        Worst Quarter: -27.3% (4th Quarter 2000)

* The Investor Class commenced operations on November 1, 1999.
  Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.

                   AVERAGE ANNUAL TOTAL RETURNS
            (for the periods ended as of 12/31/02) (1)
            ---------------------------------------------

                                                   SINCE
INVESTOR CLASS:            1 YEAR                  INCEPTION*
---------------            ------                  ----------
Return Before Taxes        -27.7%                    -11.0%
Return After Taxes
 on Distributions          -27.7%                    -11.0%
Return After Taxes on
 Distributions and Sale
 of Fund Shares            -17.0%                     -8.6%

S&P 500 Index (2)          -22.1%                    -11.5%


* The Investor Class commenced operations on November 1, 1999.
  Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns are shown for only the Investor Class because the Institutional Class is new. Returns for the Institutional Class will vary.

(2) Reflects no deduction for fees, expenses or taxes.

                FEES AND EXPENSES OF THE FUND
                -----------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF
YOU BUY AND HOLD INVESTOR CLASS OR INSTITUTIONAL CLASS SHARES OF THE
FUND.

FEES AND EXPENSES

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                              INSTITUTIONAL     INVESTOR
                                              CLASS             CLASS
                                              -------------     ---------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the
 offering price)                                  None            None
Maximum Deferred Sales Charge (Load)              None            None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and Other Distributions     None            None
Redemption Fee                                    None            None
Exchange Fee                                      None            None
Maximum Account Fee                               None            None


               ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       INSTITUTIONAL      INVESTOR
                                       CLASS (2)          CLASS (1)
                                       -------------      ----------
Management Fee                            1.00%              1.00%
Distribution (12b-1) Fees                  None              0.25%
Other Expenses                            0.40%              0.40%
                                       -------------      ----------
Total Annual Fund Operating Expenses      1.40%              1.65%
                                       =============      ==========

(1) "Other Expenses" for the Investor Class have been adjusted to reflect the impact of the substantial change in assets that occurred in connection with the establishment of the
    Institutional Class shares. At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional
    Class shares.   on March 1, 2002. Absent this adjustment, "Other
    Expenses" and "Total Fund Operating Expenses" for the Investor Class would be 0.20% and 1.45%, respectively.

EXAMPLE
-------
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each of the Investor Class and Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                       ------    -------   -------   --------
INSTITUTIONAL CLASS     $143       $443      $766     $1,680
INVESTOR CLASS          $168       $520      $897     $1,955


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                ESSEX AGGRESSIVE GROWTH FUND

OBJECTIVE
---------
The Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund invests primarily in the common stocks of U.S. companies with the potential for long-term growth. Although the Fund may invest in companies of any size, the Fund will invest primarily in companies with market capitalizations of between $500 million and $20 billion. Ordinarily, the Fund invests in 50 to 60 companies from pre-selected sectors of the market. The Fund currently focuses on the specialty retail, technology, health care, financial services, energy services and basic industries sectors. Generally, the Fund limits its investments in any specific company to 5% of its assets.

Essex serves as sub-advisor to the Fund. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex first attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for companies with established market positions, quality management and strong finances. Ordinarily, Essex will sell all or a portion of the Fund's position in a company's stock if it believes the current price is not supported by expectations regarding the company's future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund's assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of Essex do not ordinarily involve trading securities for short term profits, Essex may sell any security when it believes the sale is in the Fund's interest, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and may increase your tax liability.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

1. Are seeking an opportunity for some equity returns in your investment portfolio

2. Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3. Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1. Are seeking stability of principal

2. Are investing with a shorter time horizon in mind

3. Are uncomfortable with stock market risk

4. Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

                     MANAGERS AMG FUNDS
                     ------------------

Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Essex Aggressive Growth Fund is one of the funds currently available in the fund family. The Fund has two classes of shares, the Investor Class shares and the Institutional Class shares.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk CT, 06854, serves as investment manager to the Fund and is responsible for the Fund's overall administration and operations. The Investment Manager also monitors the performance, security holdings and investment strategies of Essex Investment Management Company, LLC, the sub-advisor of the Fund and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributor's, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for the Fund.

Essex has day-to-day responsibility for managing the Fund's portfolio. Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc. indirectly owns a majority interest in Essex. As of December 31, 2002, Essex had assets under management of $4.2 billion. Stephen D. Cutler, Joseph C. McNay and Daniel Beckham are the portfolio managers for the Fund. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held with Essex or its predecessor firm since 1989. Mr. McNay is the Chairman and Chief Investment Officer of Essex, positions he has held with Essex or its predecessor firm since 1976. Mr. Beckham is the Principal and Vice President of, and a portfolio manager for, Essex, positions he has held with Essex or its predecessor firm since 1995. From 1994 to 1995, Mr. Beckham was a member of the Duncan-Hurst Capital Management team and from 1989 to 1994, Mr. Beckham was a member of the Nicholas-Applegate Capital Management team.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as sub-advisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to the Fund.

During the period from November 1, 1999 through February 28, 2002, the Investment Manager and Essex waived fees and paid or reimbursed the Fund to the extent total expenses of the Fund would otherwise have exceeded 1.10% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed provided that the re-payment occurs within 3 years after the waiver, payment or reimbursement and that such repayment would not cause the expenses of the Institutional Class shares of the Fund in any such future year to exceed 1.10% of the average daily net assets of the Fund allocable to the Institutional Class shares. In addition, from time to time in the future, Essex may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                  FINANCIAL HIGHLIGHTS
                  --------------------

The following Financial Highlights tables are intended to help you understand the Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share in either the Investor Class or the Institutional Class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

--------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND-INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------
                                                FOR THE
                                                PERIOD* ENDED
                                                OCTOBER 31, 2002
                                                ----------------
INSTITUTIONAL CLASS SHARES:

NET ASSET VALUE, BEGINNING OF PERIOD              $   8.21
                                                  ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                 (0.06)
 Net realized and unrealized
  loss on investments                                (1.11)
                                                  ---------
Total from investment operations                     (1.17)

NET ASSET VALUE, END OF PERIOD                    $   7.04
                                                  =========
--------------------------------------------------------------------
Total Return (a)                                   (14.25)% (b)
====================================================================
Ratio of net expenses to average net assets          1.39 % (c)

Ratio of net investment loss to average net assets  (1.06)% (c)

Portfolio turnover                                    170 % (b)

Net assets at end of period (000's omitted)         $70,295
====================================================================
Ratios absent expense offsets (d):

Ratio of total expenses to average net assets        1.40 % (c)

Ratio of net investment loss to average net assets  (1.07)% (c)
====================================================================
* At the close of business February 28, 2002, all existing
  shares of the Fund were converted to Institutional Class
  shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.

(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.


--------------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND-INVESTOR CLASS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
--------------------------------------------------------------------------------------
                                                      FOR THE FISCAL YEAR
                                                       ENDED OCTOBER 31,
                                              ----------------------------------------
                                                 2002           2001          2000
                                              ----------     ---------     -----------
INVESTOR CLASS SHARES:
NET ASSET VALUE,
  BEGINNING OF YEAR                            $   8.85       $ 16.94       $   10.00

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment loss                              (0.08)        (0.05)          (0.06)
 Net realized and unrealized gain
  (loss) on investments                           (1.76)        (8.04)           7.00
                                              ----------     ---------     -----------
Total from investment operations                  (1.84)        (8.09)           6.94
                                              ----------     ---------     -----------
NET ASSET VALUE, END OF YEAR                   $   7.01       $  8.85       $   16.94
                                              ==========     =========     ===========
--------------------------------------------------------------------------------------
Total Return (a)                                (20.79)%      (47.76)%         69.40 %
======================================================================================
Ratio of net expenses to average net assets       1.10 % (b)    1.10 %          1.10 %

Ratio of net investment loss to average
  net assets                                     (0.82)% (b)   (0.41)%         (0.49)%

Portfolio turnover                                 170 %         212 %           160 %

Net assets at end of year (000's omitted)           $475      $131,430        $332,582
======================================================================================
Ratios absent expense offsets (c):

Ratio of total expenses to average net assets      1.20%         1.16%           1.13%
Ratio of net investment loss to average
  net assets                                     (0.91)%       (0.47)%         (0.52)%
======================================================================================
(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Ratio reflects expense reimbursements prior to March 1, 2002.
    (See Notes to Financial Statements.)
(c) Ratio information assuming no reduction of Fund expenses.


                        YOUR ACCOUNT
                        ------------

You may invest in the Fund by purchasing either Investor Class or Institutional Class shares. Each Class of shares is subject to different minimum initial investment amounts, as described below. Investor Class shares are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in the Investor Class shares experiencing a lower total return than the Institutional Class shares. The net asset value per share of the two Classes may also differ. In all other material respects, Investor Class and Institutional Class shares are the same, each share representing a proportionate interest in the Fund.

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Funds family of funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) of the Investor Class or Institutional Class, as the case may be, next determined after your purchase or redemption order is received on each day the New York Stock Exchange ("NYSE") is open for trading. The NAV per share of each Class is equal to the Fund's net worth (assets minus liabilities) allocable to that Class of shares divided by the number of shares outstanding of that class. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND
-------------------------------
Cash investments in the Fund must be in U.S. Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

The following table provides the minimum initial and additional investments in the Fund for Investor Class and Institutional
Class shares:

                          INITIAL           ADDITIONAL
                          INVESTMENT        INVESTMENT
INVESTOR CLASS            --------------    ---------------------
Regular accounts             $5,000                $1,000
Traditional IRA               2,000                 1,000
Roth IRA                      2,000                 1,000

INSTITUTIONAL CLASS
Regular accounts           $100,000                $1,000
Traditional IRA             100,000                 1,000
Roth IRA                    100,000                 1,000


The Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

                  HOW TO PURCHASE SHARES
                  ----------------------

                   Initial Purchase             Additional Purchases
---------------------------------------------------------------------------
Through your
Investment Advisor Contact your investment      Send any additional
                   advisor or other investment  monies to your
                   professional.                investment professional
                                                at the address appearing
                                                on your account statement.
---------------------------------------------------------------------------
All Shareholders:
-----------------
By Mail            Complete the account         Write a letter of instruc-
                   application.  Mail the       tion and a check
                   application and a check      payable to Managers
                   payable to Managers AMG      AMG Funds to:
                   Funds to:

                     Managers AMG Funds           Managers AMG Funds
                     c/o Boston Financial         c/o Boston Financial
                     Data Services, Inc.          Data Services, Inc.
                     P.O. Box 8517                P.O. Box 8517
                     Boston, MA 02266-8517        Boston, MA 02266-8517

                                                Include your account #
                                                and Fund name on your
                                                check
---------------------------------------------------------------------------
By Telephone       Not Available                If your account has
                                                already been established,
                                                call the Transfer
                                                Agent at (800) 252-0682.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------
By Internet        Not Available                If your account has
                                                already been established,
                                                see our website
                                                at managersamg.com.
                                                The minimum additional
                                                investment is $1,000
---------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE
FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15
CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

BY WIRE: Please call and notify the Fund at (800) 252-0682.
Then instruct your bank to wire the money to State Street
Bank and Trust Company, Boston, MA 02101; ABA #011000028;
BFN Managers AMG Funds A/C 9905-472-8, FBO Share-holder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                      DISTRIBUTION PLAN
                      -----------------

The Fund has adopted a distribution plan to pay for the marketing of Investor Class shares of the Fund. Effective March 1, 2002, the Board of Trustees has authorized payments under the plan at an annual rate of 0.25% of the Fund's average daily net assets allocable to the Investor Class shares. Institutional Class shares are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to Investor Class shares paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in Investor Class shares and may cost more than other types of sales charges.

                     HOW TO SELL SHARES
                     ------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

                            INSTRUCTIONS
------------------------------------------------------------------------------
Through your Investment
Advisor                     Contact your investment advisor or other
                            investment professional.
------------------------------------------------------------------------------
All Shareholders:
                            By Mail Write a letter of instruction containing:
                              * the name of the Fund
                              * dollar amount or number of shares to be sold
                              * your name
                              * your account number
                              * signatures of all owners on account

                            Mail letter to:
                            Managers AMG Funds
                            c/o Boston Financial Data Services, Inc.
                            P.O. Box 8517
                            Boston, MA 02266-8517
------------------------------------------------------------------------------
By Telephone                If you elected telephone redemption
                            privileges on your account application, call us
                            at (800) 252-0682.
------------------------------------------------------------------------------
By Internet See our website at www.managersamg.com
------------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE
FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15
CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

Redemptions of $50,000 and over on the Investor Class and $250,000 and over on the Institutional Class require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $50,000 for the Investor Class and $250,000 for the Institutional Class.

                      INVESTOR SERVICES
                      -----------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

AUTOMATIC INVESTMENTS allows you to make automatic deductions from a designated bank account.

AUTOMATIC WITHDRAWALS allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. In addition, exchanges between classes of the Fund are subject to the minimum investment amount of the class into which you exchange. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange, you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

                     OPERATING POLICIES
                     ------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

  * redeem an Investor Class shares account if the value of the account falls below $5,000 due to redemptions;

  * convert Institutional Class shares into Investor Class shares or redeem such account if the value of the account falls below
    $100,000 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
    Commission;

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

  * refuse a purchase order for any reason;

  * refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion); and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                       ACCOUNT STATEMENTS
                       ------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

                  DIVIDENDS AND DISTRIBUTIONS
                  ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                      TAX INFORMATION
                      ---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus.
You should consult a tax adviser about the status of your distributions from the Fund.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who:

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

             [LOGO OMITTED:  MANAGERS AMG FUNDS]

                ESSEX AGGRESSIVE GROWTH FUND

INVESTMENT MANAGER
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110

DISTRIBUTOR
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325

CUSTODIAN
---------
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, MA 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

             [THIS PAGE INTENTIONALLY LEFT BLANK]

             [THIS PAGE INTENTIONALLY LEFT BLANK]

ADDITIONAL INFORMATION
----------------------
Additional information about the Fund and its investments is available in the Statement of Additional Information and the Annual and Semi-Annual reports for the Fund which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:             1-800-835-3879
By Mail:                  Managers AMG Funds
                          40 Richards Avenue
                          Norwalk, CT 06854
On the Internet:          Electronic copies are available on our
                          website at www.managersamg.com

In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Fund including its current Statement of Additional Information and Annual and Semi-Annual Reports is on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Fund are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the
Fund may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

                     MANAGERS AMG FUNDS
               ESSEX AGGRESSIVE GROWTH FUND
                      Investor Class
                   Institutional Class


           STATEMENT OF ADDITIONAL INFORMATION
                    DATED March 1, 2003

You can obtain a free copy of the Prospectus of the Essex
Aggressive Growth Fund (the "Fund") by calling Managers AMG
Funds at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

The Financial Statements of the Fund, including the Report of Independent Accountants, for the fiscal year ended October 31, 2002 included in the Fund's Annual Report for the year ending October 31, 2002 are incorporated into this Statement of Additional Information by reference. The Annual Report is available without charge by calling Managers AMG Funds at (800) 835-3879.

                    TABLE OF CONTENTS
                    -----------------

                                                    PAGE
                                                    ----
GENERAL INFORMATION                                   1

ADDITIONAL INVESTMENT POLICIES                        1
 Investment Techniques and Associated Risks           1
 Diversification Requirements for the Funds           6
 Fundamental Investment Restrictions                  6
 Portfolio Turnover                                   7

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST           7
 Trustees' Compensation                              10

CONTROL PERSONS AND PRINCIPAL HOLDERS
  OF SECURITIES                                      11
 Control Persons                                     11
 Management Ownership                                11

MANAGEMENT OF THE FUND                               12
 Investment Manager and Sub-Advisor                  12
 Compensation of Investment Manager and
   Sub-Advisor by the Fund                           12
 Fee Waivers and Expense Limitations                 12
 Investment Management and Sub-Advisory Agreements   13
 Reimbursement Agreement                             14
 Code of Ethics                                      15
 Distribution Arrangements                           15
 Custodian                                           15
 Transfer Agent                                      15
 Independent Public Accountants                      16

BROKERAGE ALLOCATION AND OTHER PRACTICES             16

PURCHASE, REDEMPTION AND PRICING OF SHARES           16
 Purchasing Shares                                   16
 Redeeming Shares                                    17
 Exchange of Shares                                  18
 Net Asset Value                                     18
 Dividends and Distributions                         19
 Distribution Plan                                   19

CERTAIN TAX MATTERS                                  19
 Federal Income Taxation of Funds-in General         19
 Taxation of the Fund's Investments                  20
 Federal Income Taxation of Shareholders             21
 Foreign Shareholders                                22
 State and Local Taxes                               23
 Other Taxation                                      23

PERFORMANCE DATA                                     23
 Total Return                                        23
 Performance Comparisons                             26
 Massachusetts Business Trust                        26
 Description of Shares                               27
 Additional Information                              28


                              (i)

                      GENERAL INFORMATION
                      -------------------

This Statement of Additional Information relates only to the Essex Aggressive Growth Fund (the "Fund"). The Fund has two classes of shares, the Investor Class shares and the Institutional Class shares. The Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust"). The Trust was organized on June 18, 1999.

This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration. See
"Management of the Fund."

               ADDITIONAL INVESTMENT POLICIES
               ------------------------------

The following is additional information regarding the policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Fund is a diversified open-end management investment company.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Fund.

  (1) CASH EQUIVALENTS. The Fund may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

  (2) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

  (3) EMERGING MARKET SECURITIES. The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

  (4) FOREIGN SECURITIES. The Fund may invest in foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of the Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts.
Generally, the Fund will not enter into contracts that are greater than ninety days.

Forward foreign currency contracts have additional risks.
It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

Foreign Currency Considerations. The Fund may invest some of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. Dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

  (5) FUTURES CONTRACTS. The Fund may buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contact, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

Equity Index Futures Contracts. The Fund may enter into equity index futures contracts. An equity index futures contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

  (6) ILLIQUID SECURITIES, PRIVATE PLACEMENTS AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

  (7) OBLIGATIONS OF DOMESTIC AND FOREIGN BANKS. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

  (8) OPTION CONTRACTS.
Covered Call Options. The Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. The Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

Covered Put Options. The Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options.
The Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

Puts and Calls. The Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

  (9) RIGHTS AND WARRANTS. The Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

  (10) SECURITIES LENDING. The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash in a variety of money market and other short-term instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

  (11) SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are at least equal in value to the obligations in the agreement.

  (12) SHORT SALES.  The Fund may enter into short sales.
The Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

  (13) WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the Transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the

Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUND
-----------------------------------------
The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may NOT:

  (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

  (2) Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

  (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

  (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

  (5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

  (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

  (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission ("SEC").

PORTFOLIO TURNOVER
------------------
Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate. For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Fund had a portfolio turnover rate of 170%, 212% and 160%, respectively.

      BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
      -------------------------------------------

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, CT 06854.

INDEPENDENT TRUSTEES
--------------------
The following Trustees are not "interested persons" of the Trust within the meaning of the 1940 Act:

                   POSITION(S) HELD                            NUMBER OF FUNDS OTHER
                   WITH FUND AND       PRINCIPAL               IN FUND COMPLEX DIRECTORSHIPS
NAME AND DATE OF   LENGTH OF TIME      OCCUPATIONS DURING      OVERSEEN BY     HELD BY TRUSTEE
BIRTH              SERVED              PAST 5 YEARS            TRUSTEE*
----------------   ------------------  -------------------     --------------- ---------------
Jack W. Aber       Trustee since 1999  Professor of Finance,          22       Director of
DOB: 9/9/37                            Boston University School                Appleton
                                       of Management (1972-                    Growth Fund
                                       Present)                                (1 portfolio)

                                                                               Director of Third
                                                                               Avenue Trust
                                                                               (4 portfolios)

William E.         Trustee since 1999  President and Owner,           22       Director of Third
Chapman, II                            Longboat Retirement                     Avenue Trust
DOB: 9/23/41                           Planning Solutions (1998-               (4 portfolios)
                                       Present); Hewitt
                                       Associates, LLC (part time)
                                       (provider of Retirement and
                                       Investment Education
                                       Seminars); President,
                                       Retirement Plans Group,
                                       Kemper Funds (1990-1998)


Edward J. Kaier    Trustee since 1999  Partner, Hepburn Willcox       22       Director of Third
DOB: 9/23/45                           Hamilton & Putnam (1977-                Avenue Trust
                                       Present)                                (4 portfolios)


Eric Rakowski      Trustee since 1999  Professor, University of       22       Director of Third
DOB: 6/5/58                            California at Berkeley                  Avenue Trust
                                       School of Law (1990-                    (4 portfolios)
                                       Present); Visiting                      Director of Third
                                       Professor, Harvard Law                  Avenue Variable Series
                                       School (1998-1999)                      Trust (1 portfolio)


* The Fund complex consists of  Managers AMG Funds, The Managers
  Funds, Managers Trust I and Managers Trust II.

INTERESTED TRUSTEES (1)
-----------------------
The following Trustees are "interested persons" of the Trust within the meaning of the 1940 Act:

                   POSITION(S) HELD                            NUMBER OF FUNDS OTHER
                   WITH FUND AND       PRINCIPAL               IN FUND COMPLEX DIRECTORSHIPS
NAME AND DATE OF   LENGTH OF TIME      OCCUPATIONS DURING      OVERSEEN BY     HELD BY TRUSTEE/
BIRTH              SERVED              PAST 5 YEARS            TRUSTEE*        OFFICER
----------------   ------------------  -------------------     --------------- ---------------
Sean M. Healey     Trustee since 1999  President and Chief            22            None
DOB: 5/9/61                            Operating Officer,
                                       Affiliated Managers
                                       Group, Inc. (1999-Present);
                                       Director, Affiliated Managers
                                       Group, Inc. (2001-Present);
                                       Executive Vice President,
                                       Affiliated Managers Group,
                                       Inc. (1995-1999); Vice
                                       President, Goldman, Sachs &
                                       Company (1987-1995)

Peter M. Lebovitz  Trustee since 2002  President and Chief Executive  22            None
DOB: 1/18/55       President since     Officer, The Managers Funds
                   1999                LLC (1999-Present);
                                       President, Managers
                                       Distributors, Inc. (2000-
                                       Present); Director of
                                       Marketing, The Managers
                                       Funds, LP (1994-1999);
                                       Director of Marketing,
                                       Hyperion Capital
                                       Management, Inc. (1993-
                                       1994); Senior Vice President,
                                       Greenwich Asset Mgmt., Inc.
                                       (1989-1993)


* The Fund complex consists of Managers AMG Funds, The Managers
  Funds, Managers Trust I and Managers Trust II.

(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

OFFICERS
--------

NAME AND DATE             POSITION(S) HELD WITH FUND       PRINCIPAL OCCUPATIONS DURING
OF BIRTH                  AND LENGTH OF TIME SERVED        PAST 5 YEARS
---------------------     ----------------------------     ----------------------------
John Kingston, III        Secretary since 1999             Senior Vice President and General
DOB: 10/23/65                                              Counsel, (2002-Present), Affiliated
                                                           Managers Group, Inc.; Executive
                                                           Vice President and Associate
                                                           General Counsel, Affiliated Managers
                                                           Group, Inc. (1999-2002); Director
                                                           and Secretary, Managers Distributors,
                                                           Inc. (2000-Present); General Counsel,
                                                           Morgan Stanley Dean Witter Investment
                                                           Management, Inc. (1998-1999);
                                                           Associate, Ropes and Gray (1994-1998)

Donald S. Rumery          Treasurer since 1999             Director, Finance and Planning, The
DOB: 5/29/58                                               Managers Funds LLC, (1994-Present);
                                                           Treasurer and Chief Financial Officer,
                                                           Managers Distributors, Inc.
                                                           (2000-Present); Treasurer & Secretary,
                                                           The Managers Funds; Secretary and
                                                           Treasurer of Managers Trust I and
                                                           Treasurer of Managers AMG Funds

Galan G. Daukas           Chief Financial Officer          Chief Operating Officer, The Managers
DOB: 10/24/63               since 2002                     Funds LLC, Managers Trust I and Managers
                                                           Trust II (2002-Present); Chief
                                                           Operating Officer and Chairman of the
                                                           Management Committee, Harbor Capital
                                                           Management Co., Inc. (2000-2002);
                                                           Chief Operating Officer, Fleet
                                                           Investment Advisors (1992-2000)

TRUSTEE SHARE OWNERSHIP
-----------------------

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY TRUSTEE IN
                           DOLLAR RANGE OF EQUITY        FAMILY OF INVESTMENT COMPANIES*
                           SECURITIES IN THE FUNDS       BENEFICIALLY OWNED AS OF DECEMBER
                           BENEFICIALLY OWNED AS OF      31, 2002
                           DECEMBER 31, 2002
INDEPENDENT TRUSTEES:
---------------------      -------------------------     --------------------------------------
Jack W. Aber                   $10,001 to $50,000                  $10,001 to $50,000
William E. Chapman II             $1 to $10,000                       Over $100,000
Edward J. Kaier                   Over $100,000                       Over $100,000
Eric Rakowski                        None                           $50,001 to $100,000

INTERESTED TRUSTEES:
-------------------
Sean M. Healy                  $10,001 to $50,000                  $50,001 to $100,000
Peter M. Lebovitz                    None                             Over $100,000


* The Managers Funds family of funds consists of Managers AMG
  Funds, The Managers Funds, Managers Trust I and Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION
----------------------

                             Aggregate               Total Compensation
Name of                      Compensation from the   from the Fund Complex
Trustee                      Funds (a)               Paid to Trustees (b)
------------------------     ---------------------   ---------------------
Independent Trustees:
---------------------
Jack W. Aber                         $4,077                 $31,500
William E. Chapman, II               $4,077                 $31,500
Edward J. Kaier                      $4,077                 $31,500
Eric Rakowski                        $4,077                 $31,000

Interested Trustees:
--------------------
Peter M. Lebovitz                     None                    None
Sean M. Healey                        None                    None


(a) Compensation is calculated for the Fund's fiscal year ending
    October 31, 2002. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ending October 31, 2002 for services as Trustees of Managers AMG Funds, The Managers Funds, Managers
    Trust I and Managers Trust II.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
       ---------------------------------------------------

CONTROL PERSONS
---------------
As of January 31, 2003, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, a corporation organized under the laws of California "controlled" (within the meaning of the 1940 Act) the Investor Class of the Fund. An entity which "controls" the Fund could have effective voting control over the Fund.

PRINCIPAL HOLDERS
-----------------
As of January 31, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the
Fund:

          INVESTOR CLASS
          --------------
NAME                                 PERCENTAGE
AND ADDRESS                          OWNERSHIP
----------------------------         ----------
Charles Schwab & Co., Inc.(1)           81%
Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA
94104-4122

National Financial                       9%
Services Corp.
Attn: Mutual Funds
Dept., 5th Floor
200 Liberty Street
PO Box 3751 Church
Street Station
New York, NY 10008-3751


(1) Broker-dealer omnibus account-holder holding shares on behalf of its customers.

The Trust did not know of any person who, as of January 31, 2003, beneficially owned 5% or more of the Fund's Investor Class shares.

         INSTITUTIONAL CLASS
         -------------------
NAME                                 PERCENTAGE
AND ADDRESS                          OWNERSHIP
-----------------------------        ----------
National Financial                       20%
Services Corp.
Attn: Mutual Funds
Dept., 5th Floor
200 Liberty Street
PO Box 3751 Church
Street Station
New York, NY 10008-3751

Stephen D. Cutler                        13%
100 Fernwood Road
Chestnut Hill, MA 02467-2907

Morgan Nominees Limited                   6%
23 Great Winchester Street
London, EC2P 2AX


The Trust did not know of any person in addition to Mr.
Stephen D. Cutler who, as of January 31, 2003, beneficially owned 5% or more of the Fund's Institutional Class shares.

MANAGEMENT OWNERSHIP
--------------------
As of January 31, 2003, all management personnel (i.e.
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

                    MANAGEMENT OF THE FUND
                    ----------------------

INVESTMENT MANAGER AND SUB-ADVISOR
----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Fund. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Manager Member of the LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC, serves as distributor to the Fund.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisors for individuals and institutional investors. As part of its services to the Fund under an investment management agreement with the Trust dated October 19, 1999, as amended (the "Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Fund. For its investment management services, the Investment Manager receives an investment management fee from the Fund. All or a portion of the investment management fee paid by the Fund to the Investment Manager is used to pay the advisory fees of Essex Investment Management Company, LLC, the sub-advisor which manages the assets of the Fund (the "Sub-Advisor" or "Essex"). The Investment Manager receives no additional compensation from the Fund for its administration services. Essex was selected by the Investment Manager, subject to the review and approval of the Trustees. Essex is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. AMG indirectly owns a majority interest in Essex. As of December 31, 2002, Essex's assets under management totaled approximately $4.2 billion. Essex's address is 125 High Street, Boston, MA 02110.

The Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Advisor provides to the Fund are limited to asset management and related recordkeeping services. The Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISOR BY THE FUND
--------------------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund. For the fiscal year ended October 31, 2002 and the fiscal year ended October 31, 2001, the Investment Manager was paid $985,270 and $2,001,597, respectively, under the Investment Management Agreement.

FEE WAIVERS AND EXPENSE LIMITATIONS
-----------------------------------
From time to time since inception of the Fund, the Investment Manager has agreed to waive all or a portion of its fees from the Fund and pay or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund's performance more competitive as compared to similar funds. In addition to any waiver, payment and/or reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------
The Managers Funds LLC serves as investment manager to the Fund under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a sub-advisory agreement with Essex Investment Management Company, LLC, dated October 19, 1999 (the "Sub-Advisory Agreement").

The Investment Management Agreement and the Sub-Advisory Agreement provide for an initial term of two years and thereafter continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Advisor on not more than 60 days written notice to the other party and to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

  * developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current Registration Statement;

  * providing research and analysis relative to the investment program and investments of the Fund;

  * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

  * making changes on behalf of the Trust in the investments of the Fund.

Under the Sub-Advisory Agreement, Essex is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Fund pays all expenses not borne by its Investment
Manager or Sub-Advisor including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Advisor or their affiliates, other than affiliated registered investment companies.

The Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Advisor to acquire for the Fund a position in any investment which any of the Sub-Advisor's other clients may acquire. The

Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Sub-Advisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory Agreements for the Fund, the Trustees reviewed a variety of materials relating to the Fund, the Manager and the Sub-Advisor, including performance, fee and expense information about the Fund and other similar mutual funds and performance information for relevant indices. The Trustees also reviewed information provided by the Sub-Advisor relating to its operations, personnel, investment philosophy and investment strategies and techniques. The Trustees also reviewed the compliance capabilities of the Manager and the Sub-Advisor, including their personal trading policies and procedures.

With respect to the Manager, the Trustees considered, among other things: (a) the Manager's administrative capabilities including its ability to supervise the Fund's other service providers; and (b) the Manager's compliance programs including those related to personal investing.

With respect to the Sub-Advisor, the Trustees considered, among other things: (i) the services rendered by the Sub-Advisor; (ii) the qualification and experience of the Sub-Advisor's personnel; (iii) the Sub-Advisor's compliance programs including those related to personal investing; and (iv) the Fund's performance relative to that of its competitors and of relevant indices. The Trustees also considered the financial condition of the Manager and the Sub-Advisor and profitability to the Manager and the Sub-Advisor of the Investment Management and Sub-Advisory Agreements, respectively.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Sub-Advisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (C) the Manager and Sub-Advisor maintain appropriate compliance programs; (D) the Sub-Advisor is taking appropriate action to enhance the quality of its proprietary research and portfolio management personnel to improve the Fund's performance; (E) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services provided by the Manager and the Sub-Advisor; and (F) the profitability to the Manager and Sub-Advisor of the Investment Management and Sub-Advisory Agreements, respectively, is reasonable.

After considering these and other factors, the Trustees concluded that approval of the Investment Management and Sub-
Advisory Agreements would be in the interests of the Fund and its shareholders.

REIMBURSEMENT AGREEMENT
-----------------------
Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Fund and, under the distribution agreement between MDI and the Fund, MDI provides a variety of distribution related services to the Fund. MDI receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

CODE OF ETHICS
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and the Sub-Advisor, which codes are made applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor or the Sub-Advisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor or the Sub-Advisor may invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION ARRANGEMENTS
-------------------------
MDI acts as the distributor in connection with the offering of the Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares.

Shares of the Investor Class are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, the Fund has agreed, effective March 1, 2002, to pay MDI 0.25% of the average daily net assets of the Fund allocable to the Investor Class shares. MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer Investor Class shares of the Fund to their clients through proprietary mutual fund "supermarkets" and similar platforms.

Shares of the Institutional Class are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN
---------
The Bank of New York ("BNY" or the "Custodian"), 100 Church Street, New York New York, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund. In addition, when the Fund trades in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the "Transfer
Agent") for the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, is the independent public accountant for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and may provide other audit, tax and related services.

           BROKERAGE ALLOCATION AND OTHER PRACTICES
           ----------------------------------------

The Sub-Advisory Agreement provides that the Sub-Advisor place all orders for the purchase and sale of securities which are held in the Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Advisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Sub-Advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Advisor.

The fees of the Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services.
Generally, the Sub-Advisor does not provide any services to the Fund except portfolio investment management and related record-keeping services.

For the fiscal years ended October 31, 2002, October 31,
2001 and October 31, 2000, the Fund paid brokerage commissions of $491,600, $733,223 and $395,468, respectively.

          PURCHASE, REDEMPTION AND PRICING OF SHARES
          ------------------------------------------

PURCHASING SHARES
-----------------
Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment Manager and/or the Sub-Advisor.

Purchase orders received by the Fund before the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-day holding period for redemption proceeds would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES
----------------
Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Investor Class shares or the Institutional Class shares in the account falls below $5,000 or $100,000, respectively, due to redemptions. The Fund furthermore reserves the right to convert an investor's Institutional Class shares to Investor Class shares if the investor's Institutional Class account falls below $100,000 due to redemptions. Whether the Fund will exercise its right to redeem or to convert shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, shares purchased by check are sold before the check has cleared, redemption proceeds will not be sent to the shareholder until the check has cleared.
This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES
------------------
An investor may exchange shares from the Fund into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
---------------
The Fund computes its net asset value for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of each class of the Fund is equal to the value of the Fund's assets minus liabilities allocable to that class, divided by that class's shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Fund declares and pays dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN
-----------------
The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") with respect to the Investor Class of shares of the Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Investor Class shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Investor Class shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Effective March 1, 2002, the Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.25% of the average annual net assets of the Fund allocable to the Investor Class shares. All payments by the Fund under the Distribution Plan are treated as expenses of the Investor Class and no portion of these payments is allocated to the Institutional Class shares.

                     CERTAIN TAX MATTERS
                     -------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL
-------------------------------------------
The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets be represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end.
The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS
----------------------------------
Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.
Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Hedging Transactions. The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When the Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of the Fund's securities and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of the
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund's taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares.

FEDERAL INCOME TAXATION OF SHAREHOLDERS
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on
qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including
mutual funds) held more than 5 years.   For individuals and
trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% (for the calendar year 2003) from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES
-------------
The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

TAX-EXEMPT INVESTORS
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in the Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES
---------------------
The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION
--------------
The Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE
APPLICATION OF THE PROVISIONS OF TAX LAW DESCRIBED IN THIS
STATEMENT OF ADDITIONAL INFORMATION IN LIGHT OF THEIR PARTICULAR
TAX SITUATIONS.

                       PERFORMANCE DATA
                       ----------------

From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund's Prospectus.

AVERAGE ANNUAL TOTAL RETURN
---------------------------
The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T    = average annual total return
n    = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

Average Annual Total Returns are not shown for the Institutional Class because it had less than one year of operations at October 31, 2002. Average Annual Total Returns for the Investor Class for the periods ended October 31, 2002 were as follows:

Fund              1 Year      Life of Fund
-------------     -------     ------------
Investor Class    -20.79%        -11.17%*

* Inception for the Investor Class was on November 1, 1999.

AFTER TAX AND CUMULATIVE RETURNS
--------------------------------
Average Annual Total Return (after taxes on distributions). The Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                       P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T       = average annual total return (after taxes on
          distributions)
n       = number of years
ATVD    = ending value of a hypothetical $1,000 payment made
          at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
          (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date.
The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Returns (after taxes on distributions) are not shown for the Institutional Class because it had less than one year of operations at October 31, 2002. Average Annual Total Returns (after taxes on distributions) for the Investor Class for the periods ended October 31, 2002 were as follows:

Fund                1 Year    Life of Fund
------------------  -------   ------------
Investor Class *    -20.88%      -11.18%*

* Inception for the Investor Class was on November 1, 1999.

Average Annual Total Return (after taxes on distributions and redemptions). The Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                      P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T       = average annual total return (after taxes on
          distributions and redemption)
n       = number of years
ATVDR   = ending value of a hypothetical $1,000 payment made
          at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
          (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Average Annual Total Returns (after taxes on distributions and redemptions) are not shown for the Institutional Class because it had less than one year of operations at October 31, 2002. The following table shows the average annual total returns (after taxes on distributions and redemptions) for the Investor Class for the periods ended October 31, 2002.

Fund              1 Year    Life of Fund
---------------   --------  ------------
Investor Class     -12.82%     -8.72%*

* Inception for the Investor Class was on November 1, 1999.

Cumulative Total Return. The Fund may also advertise cumulative total return (the actual change in value of an investment in the Fund assuming reinvestment of dividends and capital gains).

Cumulative Total Returns are not shown for the Institutional Class because it had less than one year of operations at October 31, 2002. The following table shows the cumulative total returns for the Investor Class for the periods ended October 31, 2002:

Fund              1 Year    Life of Fund
----------------  ------    ------------
Investor Class   -20.79%      -29.90%*

* Inception for the Investor Class was on November 1, 1999.

PERFORMANCE COMPARISONS
-----------------------
The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc., ("Morningstar"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund's performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

MASSACHUSETTS BUSINESS TRUST
----------------------------
The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking,
(iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES
---------------------
The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of two classes of shares of the Fund - the Institutional Class and the Investor Class.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of eight series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION
----------------------
This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                    FINANCIAL STATEMENTS
                    --------------------

The Fund's audited Financial Statements for the fiscal year ended October 31, 2002 and the related Notes to Financial Statements for the Fund, as well as the Report of Independent Accountants, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report for the fiscal year ended October 31, 2002 filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Fund's 2002 Annual Report is available without charge by calling Managers AMG Funds at
(800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.

FUND                DATE OF ANNUAL REPORT; DATE OF FILING OF
                    ANNUAL REPORT; ACCESSION NUMBER
------------------  -----------------------------------------
Essex Aggressive    10/31/02; 12/30/02; 0001089951-02-000052
Growth Fund

=================================================================
                            PART C

              TO THE REGISTRATION STATEMENT OF
              MANAGERS AMG FUNDS (THE "TRUST")
=================================================================

ITEM 23.EXHIBITS.

EXHIBIT NO.   DESCRIPTION
-----------   --------------------------------------------------
a.1           Master Trust Agreement dated June 18, 1999.(i)

a.2 Amendment No. 1 to Master Trust Agreement changing the name of the "Essex Growth Fund" to "Essex
              Aggressive Growth Fund." (iii)

a.3 Amendment No. 2 to Master Trust Agreement changing the name of the Trust to "Managers AMG Funds."
              (iii)

a.4 Amendment No. 3 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
              Growth Fund." (vii)

a.5 Amendment No. 4 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "First
              Quadrant Tax-Managed Equity Fund." (vii)

a.6 Amendment No. 5 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
              Small Company Value Fund." (ix)

a.7 Amendment No. 6 to Master Trust Agreement establishing two new series of shares of beneficial interest of the Trust designated as the "Rorer Large-Cap Fund" and the "Rorer Mid-Cap
              Fund." (xi)

a.8 Amendment No. 7 to Master Trust Agreement establishing Investor and Institutional Classes of shares of the Essex Aggressive Growth Fund and Investor and Institutional Classes of shares of the Systematic Value Fund. (xiv)

a.9 Amendment No. 8 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Burridge
              Small Cap Growth Fund." (xvi)

b.            By-Laws of the Trust dated June 18, 1999. (i)

c.            Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j),
              4.2(k), 4.2(m), 4.6, 6.3, 6.5, 6.6, 7.1, 7.2 and
              7.3 and Article V of the Master Trust Agreement are included in Exhibit a. (i)

d.1 Investment Management Agreement between the Registrant and The Managers Funds LLC, dated as of
              October 19, 1999. (iii)

                                     1

d.2           Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds, LLC with respect to the Frontier Growth
              Fund, dated as of September 19, 2000. (vi)

d.3           Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds LLC with respect to the First Quadrant Tax-
              Managed Equity Fund. (vii)

d.4           Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds LLC with respect to the Frontier Small
              Company Value Fund. (viii)

d.5           Sub-Advisory Agreement between The Managers Funds
              LLC and Essex Investment Management Company, LLC with respect to the Essex Aggressive Growth Fund, dated as of October 19, 1999. (iii)

d.6           Form of Sub-Advisory Agreement between The
              Managers Funds LLC and Frontier Capital Management
              Company, LLC with respect to the Frontier Growth
              Fund, dated as of September 19, 2000. (iv)

d.7           Form of Sub-Advisory Agreement between The
              Managers Funds, LLC and First Quadrant, L.P. with respect to the First Quadrant Tax-Managed Equity
              Fund, dated as of November 14, 2000. (vii)

d.8 Form of Letter Agreement to Sub-Advisory Agreement between The Managers Funds LLC and Frontier
              Capital Management Company, LLC with respect to the Frontier Small Company Value Fund. (viii)

d.9           Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds LLC with respect to the Rorer Large-Cap
              Fund. (xi)

d.10          Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds LLC with respect to the Rorer Mid-Cap Fund.
              (xi)

d.11          Form of Sub-Advisory Agreement between The
              Managers Funds LLC and Rorer Asset Management, LLC with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund, dated December 5, 2001. (xi)

d.12          Form of Letter Agreement to Investment Management
              Agreement between the Registrant and The Managers
              Funds LLC with respect to the Systematic Value
              Fund.  (xiv)

d.13          Form of Sub-Advisory Agreement between The
              Managers Funds LLC and Systematic Financial
              Management, L.P. with respect to the Systematic
              Value Fund.  (xiv)

                                     2

d.14          Form of Letter Agreement to the Investment
              Management Agreement between the Registrant and The Managers Funds LLC with respect to the Burridge Small Cap Growth Fund. (xvi)

d.15          Form of Sub-Advisory Agreement between The
              Managers Funds, LLC and The Burridge Group LLC with respect to the Burridge Small Cap Growth
              Fund.  (xvi)

e.1 Distribution Agreement between the Registrant and Managers Distributors, Inc., dated April 1, 2001.
              (xiii)

e.2           Intentionally omitted.

e.3           Intentionally omitted.

e.4           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and Managers
              Distributors, Inc. with respect to the Rorer
              Large-Cap Fund and the Rorer Mid-Cap Fund. (xi)

e.5           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and Managers
              Distributors, Inc. relating to Essex Aggressive
              Growth Fund and Systematic Value Fund.  (xiv)

e.6           Form of Letter Agreement to the Distribution
              Agreement between the Registrant and Managers
              Distributors, Inc. relating to the Burridge Small
              Cap Growth Fund.  (xvi)

f.            Not applicable.

g.            Custodian Agreement between the Registrant and The
              Bank of New York.  (xvii)

h. Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services,
              Inc.  (iii)

i.1 Opinion and Consent of Goodwin Procter LLP with respect to the Investor and Institutional Class shares of the Essex Aggressive Growth Fund. (xv)

i.2 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Growth Fund. (vi)

i.3 Opinion and Consent of Goodwin Procter LLP with respect to the First Quadrant Tax-Managed Equity
              Fund. (vii)

i.4 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Small Company Value Fund.
              (ix)

i.5 Opinion and Consent of Goodwin Procter LLP with respect to the Rorer Large-Cap Fund and the Rorer
              Mid-Cap Fund. (xi)

                                     3

i.6 Opinion and Consent of Goodwin Procter LLP with respect to the Systematic Value Fund. (xiv)

i.7 Opinion and Consent of Goodwin Procter LLP with respect to the Burridge Small Cap Growth Fund.
              (xvi)

j.1 Consent of PricewaterhouseCoopers LLP with respect to Essex Aggressive Growth FUnd. (filed herewith)

j.2 Consent of PricewaterhouseCoopers LLP with respect to Rorer Large-Cap FUnd and Rorer Mid-Cap Fund.
              (filed herewith)

k.            Not Applicable.

l.            Power of Attorney dated September 9, 1999. (ii)

m.1 Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15, 1999. (iii)

m.2           Addendum to Plan of Distribution Pursuant to Rule
              12b-1 with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (xi)

n. Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3. (xiii)

n.1           Revised Schedule A to Multiple Class Expense
              Allocation Plan adopted pursuant to Rule 18f-3.
              (xiv)

o.            Not applicable.

p.1           Code of Ethics of the Trust. (vi)

p.2           Code of Ethics of The Managers Funds LLC and
              Managers Distributors, Inc. (xii)

p.3           Code of Ethics of Essex Investment Management
              Company, LLC. (vii)

p.4           Code of Ethics of Frontier Capital Management
              Company, LLC. (viii).

p.5           Code of Ethics of First Quadrant, L.P. (vii)

p.6           Code of Ethics of Rorer Asset Management, LLC.
              (xii)

p.7           Code of Ethics of Systematic Financial Management,
              L.P.  (xiv)

p.8           Code of Ethics of The Burridge Group LLC.  (xvi)
-----------   --------------------------------------------------
(i)           Filed as an exhibit to the Registrant's
              Registration Statement on Form N-1A, Registration
              No. 333-84639 (filed August 6, 1999), under the
              same exhibit number.

                                     4

(ii)          Filed as an exhibit to Pre-Effective Amendment No.
              1 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              September 23, 1999), under the same exhibit number.

(iii)         Filed as an exhibit to Pre-Effective Amendment No.
              2 to the Registrant's Registration Statement on
              Form N-1A, Registration No. 333-84639 (filed
              October 21, 1999), under the same exhibit number.

(iv)          Filed as an exhibit to Post-Effective Amendment
              No. 1 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              June 19, 2000), under the same exhibit number.

(v)           Filed as an exhibit to Post-Effective Amendment
              No. 2 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              August 1, 2000), under the same exhibit number.

(vi)          Filed as an exhibit to Post-Effective Amendment
              No. 4 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              September 15, 2000), under the same exhibit number.

(vii)         Filed as an exhibit to Post-Effective Amendment
              No. 5 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              November 14, 2000), under the same exhibit number.

(viii)        Filed as an exhibit to Post-Effective Amendment
              No. 6 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              November 17, 2000), under the same exhibit number.

(ix)          Filed as an exhibit to Post-Effective Amendment
              No. 8 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              February 20, 2001), under the same exhibit number.

(x)           Filed as an exhibit to Post-Effective Amendment
              No. 9 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              March 1, 2001), under the same exhibit number.

(xi)          Filed as an exhibit to Post-Effective Amendment
              No. 10 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              October 5, 2001), under the same exhibit number.

(xii)         Filed as an exhibit to Post-Effective Amendment
              No. 11 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              December 19, 2001), under the same exhibit number.

(xiii)        Filed as an exhibit to Post-Effective Amendment
              No. 12 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              December 31, 2001), under the same exhibit number.

                                     5

(xiv)         Filed as an exhibit to Post-Effective Amendment
              No. 13 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              January 17, 2002), under the same exhibit number.

(xv)          Filed as an exhibit to Post-Effective Amendment
              No. 14 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              January 30, 2002), under the same exhibit number.

(xvi)         Filed as an exhibit to Post-Effective Amendment
              No. 17 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              April 11, 2002), under the same exhibit number.

(xvii)        Filed as an exhibit to Post-Effective Amendment
              No. 19 to the Registrant's Registration Statement on Form N-1A, Registration No. 333-84639 (filed
              January 31, 2003), under the same exhibit number.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
-----------   --------------------------------------------------
              None.

ITEM 25.      INDEMNIFICATION.
-----------   --------------------------------------------------
              Under Article VI of the Registrant's Master Trust
              Agreement, any present or former Trustee, Officer, agent
              or employee or person serving in such capacity with
              another entity at the request of the Registrant
              ("Covered Person") shall be indemnified against all
              liabilities, including but not limited to amounts paid
              in satisfaction of judgments, in compromises or as fines
              or penalties and expenses, including reasonable legal
              and accounting fees, in connection with the defense or
              disposition of any proceeding by or in the name of the
              Registrant or any shareholder in his capacity as such
              if: (i) a favorable final decision on the merits is made
              by a court or administrative body; or (ii) a reasonable
              determination is made by a vote of the majority of a
              quorum of disinterested Trustees or by independent legal
              counsel that the Covered Person was not liable by reason
              of willful misfeasance, bad faith, gross negligence or
              reckless disregard of the duties involved in his office
              ("Disabling Conduct"); or (iii) a determination is made
              to indemnify the Covered Person under procedures
              approved by the Board of Trustees which in the opinion
              of independent legal counsel are not inconsistent with
              the Investment Company Act of 1940, as amended (the
              "1940 Act"). Said Article VI further provides that the
              Registrant shall indemnify any Covered Person against
              any such liabilities and expenses incurred in connection
              with the defense or disposition of any other type of
              proceeding except with respect to any matter as to which
              the Covered Person shall have engaged in Disabling
              Conduct or shall have been finally adjudicated not to
              have acted in good faith and in the reasonable belief
              that such Covered Person's action was in or not opposed
              to the best interests of the Registrant.

                                     6

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
-----------   --------------------------------------------------
   The Managers Funds LLC, a registered investment
adviser, is a subsidiary of Affiliated Managers Group,
Inc. ("AMG") and AMG serves as its Managing Member.  The
Managers Funds LLC serves as an investment adviser to
investment companies registered under the 1940 Act. The
business and other connections of the officers and
directors of The Managers Funds LLC, are listed in
Schedules A and D of its Form ADV as currently on file
with the Commission, the text of which Schedules are
hereby incorporated herein by reference.  The file
number of said Form ADV is 801-56365.

   Essex Investment Management Company, LLC ("Essex") serves as sub-adviser to the Essex Aggressive Growth
Fund. AMG owns a majority interest in Essex. Essex is the successor firm to Essex Investment Management
Company, Inc., which was formed in 1976. The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said Form ADV is 801-12548.

   Frontier Capital Management Company, LLC.
("Frontier") serves as sub-adviser to the Frontier
Growth Fund and to the Frontier Small Company Value
Fund.  AMG owns a majority interest in Frontier.
Frontier is the successor firm to Frontier Capital
Management Company, Inc., which was formed in 1980. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-15724.

   First Quadrant, L.P. ("First Quadrant") serves as sub-adviser to the First Quadrant Tax-Managed Equity
Fund.  AMG owns a majority interest in First Quadrant.
First Quadrant is the successor firm to First Quadrant
Corporation, which was formed in 1988. The business and other connections of the officers and directors of First
Quadrant are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-
51748.

   Rorer Asset Management, LLC ("Rorer") serves as sub-adviser to the Rorer Large-Cap Fund and to the Rorer
Mid-Cap Fund.  AMG owns a majority interest in Rorer.
Rorer is the successor firm to Rorer Asset Management
Company, L.P., which was formed in 1978. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-
56110.

   Systematic Financial Management, L.P.
("Systematic") serves as sub-adviser to the Systematic
Value Fund.  AMG owns a majority interest in Systematic.
Systematic was formed in 1983. The business and other connections of the officers and directors of Systematic

                               7

are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said Form ADV is 801-48908.

   The Burridge Group LLC ("Burridge") serves as sub-adviser to the Burridge Small Cap Growth Fund. AMG owns a majority interest in Burridge. Burridge was formed in 1986. The business and other connections of the officers and directors of Burridge are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-53275.

ITEM 27.      PRINCIPAL UNDERWRITERS.
-----------   --------------------------------------------------
(a)           Managers Distributors, Inc. acts as principal
              underwriter for the Registrant.  Managers
              Distributors, Inc. also acts as principal
              underwriter for The Managers Funds, The Managers
              Trust I and The Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers
              Distributors, Inc.:

NAME AND PRINCIPAL                   POSITIONS AND OFFICES    POSITIONS AND
BUSINESS ADDRESS                     WITH UNDERWRITER         OFFICES WITH FUND
-------------------------------      ---------------------    -----------------
Nathaniel Dalton                           Director                 None
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, Massachusetts 01965

Daniel J. Shea                             Director                 None
c/o Affiliated Managers Group, Inc.
600 Hale Street
Prides Crossings, Massachusetts 01965

John Kingston, III                         Director               Secretary
c/o Affiliated Managers Group, Inc.        and Secretary
600 Hale Street
Prides Crossings, Massachusetts 01965

Peter M. Lebovitz                          President              President
40 Richards Avenue
Norwalk, Connecticut 06854-2325

Donald S. Rumery                           Treasurer          Treasurer and
40 Richards Avenue                                            Principal Accounting
Norwalk, Connecticut 06854-2325                               Officer



(c)           Not applicable.

                               8

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.
-----------   --------------------------------------------------
              The accounts and records of the Registrant are
              maintained at the offices of the Registrant at 40
              Richards Avenue, Norwalk, Connecticut  06854 and at the
              offices of the Custodian, The Bank of New York, 100
              Church Street, New York, New York 10286 and at the
              offices of the Transfer Agent, Boston Financial Data
              Services, Inc. 1776 Heritage Drive, North Quincy,
              Massachusetts  01171.

ITEM 29.      MANAGEMENT SERVICES.
-----------   --------------------------------------------------
              There are no management-related service contracts
              other than the Investment Management Agreement relating
              to management services described in Parts A and B.

ITEM 30.      UNDERTAKINGS.
-----------   --------------------------------------------------
              Not applicable.


=================================================================
Exhibit No. J.1   Consent of PricewaterhouseCoopers LLP with
                  respect to Essex Agressive Growth Fund
=================================================================

             CONSENT OF INDEPENDENT ACCOUNTANTS
             ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 16, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Managers AMG Funds:
Essex Aggressive Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2003

=================================================================
Exhibit No. J.2  Consent of PricewaterhouseCoopers LLP with
                 respect to Rorer Large-Cap Fund and Rorer
                 Mid-Cap Fund
=================================================================

             CONSENT OF INDEPENDENT ACCOUNTANTS
             ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2002, relating to the financial statements and financial highlights which appears in the October 31, 2002 Annual Report to Shareholders of Managers AMG Funds:
Rorer Large-Cap Fund and Rorer Mid-Cap Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2003

=================================================================

                          SIGNATURES
                          ----------
Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 3rd day of March, 2003.

                                     MANAGERS AMG FUNDS
                                     BY:/s/ Donald S. Rumery
                                     -----------------------
                                     Donald S. Rumery
                                     Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                  Date
----------------------             ----------------       ----------------
         *
Jack W. Aber                           Trustee            March 3, 2003
----------------------

         *
William E. Chapman, II                 Trustee            March 3, 2003
----------------------


         *
Sean M. Healey                         Trustee            March 3, 2003
----------------------

         *
Edward J. Kaier                        Trustee            March 3, 2003
----------------------


         *
Eric Rakowski                          Trustee            March 3, 2003
----------------------


         *
Peter M. Lebovitz                   Trustee, President    March 3, 2003
----------------------              and Principal
                                    Executive Officer


         *
Galan G. Daukas                     Principal Financial   March 3, 2003
----------------------              Officer


/s/ Donald S. Rumery	            Treasurer and         March 3, 2003
----------------------              Principal Accounting
Donald S. Rumery                    Officer

